Exhibit 99.2

 December 11, 2025  New York City

 Forward-Looking Statements  This presentation includes forward-looking statements that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, potential uses of cash and capital allocation, research and development plans, profitability, the anticipated timing, costs, design, conduct and results of our ongoing and planned preclinical studies and clinical trials for our products and product candidates, and any commercial potential of our products and product candidates are forward-looking statements.  These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this presentation and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Although we believe that our plans, intentions, expectations and strategies as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements.   These forward-looking statements may be affected by a number of risks, uncertainties and assumptions, including, but not limited to, those risks set forth in the sections captioned “Risk Factors” and “Forward-Looking Statements” of our filings with the U.S. Securities and Exchange Commission, available at www.sec.gov and investor.roivant.com. We operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this presentation, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.   This presentation includes data for each of batoclimab, IMVT-1402, brepocitinib, and mosliciguat as compared to certain other potential competitor products generated from separate, independent studies and that do not come from head-to-head analyses. Differences exist between study or trial designs and subject characteristics and caution should be exercised when comparing data across studies. Data regarding other products is based on publicly available information.  Non-GAAP Financial Information   This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Additional information regarding non-GAAP financial measures can be found on slides 166-167. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP, have no standardized meaning prescribed by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies.  Disclaimer  This presentation is intended for the investor community only; it is not intended to promote the product candidates referenced herein or otherwise influence healthcare prescribing decisions.  2

 Today’s Agenda  8:00 – 8:15  Introduction  8:15 – 9:00  Brepocitinib  9:00 – 9:15  Q&A  9:15 – 9:25  Break  9:25 – 10:20  IMVT-1402  10:20 – 10:30  Q&A  10:30 – 10:50  Mosliciguat  10:50 - 11:00  Q&A  11:00 – 11:10  Break  11:10 – 11:25  LNP Litigation  11:25 – 11:30  Financial Outlook  11:30 – 11:40  Closing Remarks  11:40 – 12:00  Q&A  12:00  Lunch  For investor audiences only  3

 Today’s Speakers  Matt Gline  CEO, Roivant  Ben Zimmer  CEO, Priovant  Drew Fromkin  CEO, Pulmovant  Richard Pulik  CFO, Roivant  Frank Torti  President & Vant Chair, Roivant  4  CEO, Immunovant President, Roivant  Eric Venker  Lindsay Androski  Special Counsel, Genevant  CEO, Arbutus

 Matt Gline  CEO, Roivant  5  Introduction

 6  Key Takeaways From Today  Roivant’s next decade will look materially different from its last: now simplified to a “traditional development and commercialization” company with a near-term commercial launch  Executing on our existing portfolio is the highest priority for us  Multiple “pipeline-in-a-product” opportunities uniquely position us to shape our own destiny  Successful clinical execution has accelerated 3 topline readouts  For investor audiences only  All while maintaining our unique culture, dynamism, and focus on shareholder value creation

Combination of Capital, Expertise and Track Record Maximizes Value for Patients, Partners and Shareholders

roivant

Significant Financial Strength

$4.4BN cash & equivalents[1]; funded into profitability

Proven Performance & Strong Pipeline

12
Positive Phase 3 Studies[2]

3
Commercial Launches Over the Next 3 Years

8
FDA Approvals[2]

>$10BN
in Exits to Pharma

Focus on Capital Efficiency

Repurchased $1.5BN at ~$10[3]; additional $500M authorized

1. Consolidated cash, cash equivalents, marketable securities, and other current assets as of September 30, 2025. Does not include $200M in non-ROIV gross proceeds from Immunovant's December 2025 offering.
2. FDA approval and trial figures include Vants transferred to Sumitomo Pharma in December 2019, as well as Dermavant, which was acquired by Organon in October 2024
3. 148.6M shares were purchased for $1.5BN at an average price of $10.09

Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years

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What Makes Roivant Unique

Talent, Organization & Culture

Homegrown leadership – unique mix of expertise

Lean, dynamic and agile organization

Entrepreneurial mindset with aligned incentives

Creative Product Development

Brepocitinib
Identifying rare I&I as our opportunity

IMVT-1402
Identifying and pioneering Graves' disease development

Mosliciguat
Pivoting initial program to PH-ILD from PAH

Focus on Execution

Executed the longest and biggest DM study in just ~3 years in a challenging-to-enroll indication

Execution of multiple other studies including CS, NIU, D2T RA, all expected to report ahead of schedule

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Strong Execution With Multiple Positive Updates to Timing Guidance

Today's Key Updates

- **Brepocitinib** — **DM NDA filing now expected early 2026**
  previously expected 1H 2026
- **Brepocitinib** — **NIU Ph3 trial fully enrolled with topline data now expected 2H 2026**
  previously expected 1H 2027
- **Brepocitinib** — **CS Ph2 trial fully enrolled with topline data now expected 1H 2026**
  previously expected 2H 2026
- **IMVT-1402** — **D2T RA potentially registrational trial topline data now expected 2026**
  previously period 1 in 2026 and topline in 2027
- **Mosliciguat** — **PH-ILD Ph2b PHocus trial enrolling well with topline data expected 2H 2026**

Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years

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Over the Next 36 Months (by End of CY 2028), Roivant Will Execute on…

3+ Commercial Launches
- **brepocitinib**: DM, NIU
- **IMVT-1402**: GD

4+ NDA/BLA Filings*
- **brepocitinib**: DM, NIU
- **IMVT-1402**: GD, MG

8+ Pivotal Study Readouts

Across 6+ Indications

NIU | GD | MG
CIDP | SjD | D2T RA

3+ POC Study Readouts

Across 3+ Indications

PH-ILD | CLE
CS

Legend: brepocitinib | IMVT-1402 | mosliciguat

Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years
NDA: new drug application; BLA: biologics license application; DM: dermatomyositis; NIU: non-infectious uveitis; GD: Graves' disease; MG: myasthenia gravis; CIDP: chronic inflammatory demyelinating polyneuropathy; SjD: Sjögren's disease; D2T RA: difficult-to-treat rheumatoid arthritis; PH-ILD: pulmonary hypertension with interstitial lung disease; CLE: cutaneous lupus erythematosus; CS: cutaneous sarcoidosis
*May be supplementary filings, depending on drug/indication

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 11  Roivant’s Commercial Opportunity Is Rooted in High-Value, Tractable Indications  Note: All drugs are investigational and subject to regulatory approvals.   DM: dermatomyositis; NIU: non-infectious uveitis; CS: cutaneous sarcoidosis; GD: Graves’ disease; CIDP: chronic inflammatory demyelinating polyneuropathy; D2T RA: difficult-to-treat rheumatoid arthritis; CLE: cutaneous lupus erythematosus; MG: myasthenia gravis; SjD: Sjögren's disease; PH-ILD: pulmonary hypertension with interstitial lung disease  Ultra-Orphan Indications  “Large Pharma” Indications  “Sweet Spot” Indications: Orphan-Sized + Focused Commercial Model  DM  NIU  CS  GD  CIDP  D2T RA  CLE  MG  SjD  PH-ILD

 12  Capital Efficiency & Value Creation With Minimal Dilution  1. 2021 ROIV IPO includes cumulative capital raised by ROIV as private company and via IPO  2. Today’s equity capital raised reflects gross proceeds from parent company equity issuances, net of share repurchases  3. Consolidated cash, cash equivalents, and restricted cash as of September 30, 2021; includes $559M at Immunovant  4. Consolidated cash, cash equivalents, restricted cash, and marketable securities as of September 30, 2025; includes $522M at Immunovant  5. As of October 1, 2021, close  6. As of December 5, 2025, close  Multiple value-generating late-stage programs fully-funded to launch with cushion to selectively invest in other promising opportunities  Cash  Net Equity Capital  Share Price  $BN  $  Today4  2021 ROIV IPO3  Today6  2021 ROIV IPO5  2021 ROIV IPO1  Today2  $BN  Since IPO, we have returned significant capital to shareholders…  …increased our cash balance…  …and generated substantial shareholder returns  (+) capital raised  (-) share repurchase

We Are at a Unique Time in the Evolution of the Biotech Industry

	Genesis: <2000	Discovery Phase: 2000 - 2020	Execution Phase: 2020+
Select milestones and themes driving industry fundamentals and value creation	• **Industry Birth:** Creation of modern biotech • **Disruption:** Shift away from chemical-based pharma • **Early Consolidation:** The first wave of M&A	• **Science Boom:** Genomic sequencing, mRNA, & cell therapy • **Launch Struggles:** ~40% of launch stocks underperformed by >50% ("Short the Launch") • **M&A Reliance:** Investors relied on buyouts for returns	• **Strategic Partnering:** Licensing replaces pure acquisition • **Launch Success:** ~40% of launch stocks outperformed by 25% ("Own the Launch") • **New Leaders:** A "graduating class" of standalone biopharmas



Select success stories from each era
AMGEN
Genentech
CHIRON
Biogen
genzyme
Celgene
VERTEX
ALEXION
GILEAD
REGENERON
argenx
insmed
Alnylam
NBI
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Note: All trademarks are property of their respective owners

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 14  M&A for $10BN+ Biotechs Remains Limited  Rapid Rise & Influence of China Biopharma  Sector Themes  Capital Markets Remain Fickle  Roivant’s portfolio of unique, differentiated products provides insulation against regulatory & reimbursement dynamics  Roivant’s cash balance supports runway into profitability  Roivant’s multiple near-term launches and pivotal readouts support value inflection opportunities   Roivant differentiates via creative development strategies with late-stage trials underway  Confluence of Intrinsic and External Factors Creates Opportunity for Roivant’s Differential Value Creation in Biopharma Ecosystem

Significant Upside and Value Creation Across Recent Launches

***Post readout, pre-approval to today*[1]**

	Selected Paradigm-Shifting Pivotal Readouts	Δ in 2029 Consensus Rev. Estimate[2]	Δ in Share Price	Δ in Market Cap
ARGX	Efgartigimod in gMG *ADAPT study*	+90%	+204%	\$14BN → \$55BN
ALNY	Vutrisiran in ATTR-CM *HELIOS-B study*	+87%	+75%	\$30BN → \$55BN
INSM	Brensocatib in NCFB *ASPEN study*	+ 88%	+190%	\$11BN → \$42BN

New therapeutic options + better diagnostics grows identified prevalence

Significant unmet medical need supports market access

Rapid adoption

1. Table represents change from post readout/pre-approval relative to today, as of December 9, 2025
2. Historical and current consensus revenue estimates sourced from Bloomberg

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 16  Common Themes Among the Recent Biotech Graduating Class  Key Takeaways from Selected Success Stories  High unmet medical need  Limited competition at launch  Dedicated patient access support and organizations  Specialty centers / doctors  Prevalence in thousands, not millions  Tractable commercial execution  Successful Precedent Launches Provide Well-Trodden Path for Roivant’s Pipeline

 17  Common Themes Among the Recent Biotech Graduating Class  Key Takeaways from Selected Success Stories  High unmet medical need  Limited competition at launch  Dedicated patient access support and organizations  Specialty centers / doctors  Prevalence in thousands, not millions  Tractable commercial execution  Successful Precedent Launches Provide Well-Trodden Path for Roivant’s Pipeline

 18  Phase 1  Phase 2  Registrational  Approved  DM  NIU  CS  TED  D2T RA  GD  MG  CIDP  SjD  CLE  PH-ILD  High-Value Pipeline, Delivering Series of Near-Term Catalysts  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years  *Immunovant continues to expect the first of the two batoclimab Phase 3 TED studies to read out before the end of calendar year 2025. However, due to evolving competitive dynamics, Immunovant anticipates sharing topline results from both TED studies concurrently in the first half of calendar year 2026.  NDA filing early 2026  Topline data 2H 2026  Topline data 1H 2026  Topline data 2026  Topline data 2027  Topline data 2027  Topline data 2028  Topline data 2028  Topline data 1H 2026*  Topline data 2026  Topline data 2H 2026  FcRn Franchise  Mosliciguat  Brepocitinib

 19  Brepocitinib  Ben Zimmer  CEO, Priovant  Matt Gline  CEO, Roivant

 20  Brepocitinib program is focused on indications with biology suited for dual JAK1/TYK2 inhibition and significant unmet need   NDA filing for brepocitinib in DM expected in early 2026; preparations underway for potential commercial launch in DM in early 2027  No approved therapies and risk of permanent cutaneous damage highlight unmet need in CS; topline data from Phase 2 BEACON study expected to read out 1H 2026 ahead of prior guidance (2H 2026)  NIU treatment paradigm enables potential for new therapeutic uptake across market segments; topline data from Phase 3 CLARITY study expected to read out 2H 2026 ahead of prior guidance (1H 2027)  DM standard of care leaves patients poorly controlled, dissatisfied, and exposed to high steroid burden, underscoring the need for new treatments   Key Takeaways: Brepocitinib  NIU: non-infectious uveitis; CS: cutaneous sarcoidosis; DM: dermatomyositis  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.  For investor audiences only

 JAK-STAT Signaling Pathway Reminder  Figure adapted from Morris et al., 2018  21  There are 4 human JAK isoforms (JAK1, JAK2, JAK3, and TYK2) and distinct combinations of each are required for specific cytokine signaling pathways   Inhibiting different JAK isoforms has a distinct pharmacologic effect in terms of which cytokine signaling pathways are suppressed

 Dual JAK1/TYK2 Inhibition Is a Novel Mechanism of Action, With Potential for Greater Efficacy Than Earlier Generation JAK Inhibitors   IFN-γ  IL-31  IL-2  IL-21  IL-6  IFN-α/βIL-10  IL-22  IL-12IL-23  JAK1 and TYK2Brepocitinib  JAK1  TYK2  22

 23  Brepocitinib: Pursuing Indications at the Intersection of Dual JAK1/TYK2 Biology and High Unmet Medical Need  Non-Infectious Uveitis,   Dermatomyositis, Cutaneous Sarcoidosis  Mid-high tens-of-thousands prevalence  JAK1 and/or TYK2 clinical proof-of-concept  Few to no therapies approved  Large unmet medical need with favorable benefit/risk   Biologically exquisitely suited for dual JAK1/TYK2 inhibition  Non-Infectious Uveitis (NIU)  Dermatomyositis (DM)  Cutaneous Sarcoidosis (CS)   Current Brepocitinib Indications  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.

 24  Successful Clinical Execution Has Set Up the Brepocitinib Program for a Catalyst-Rich 2026  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.  2025  2026  DM  Phase 3 VALOR trial positive readout  NDA filing expected early 2026  NIU  Phase 3 CLARITY trial enrollment completed  Final N = 371 vs. planned N = 300  Topline data now expected 2H 2026  vs. prior guidance of 1H 2027   CS  Phase 2 BEACON trial enrollment completed  Topline data now expected 1H 2026  vs. prior guidance of 2H 2026

 Non-Infectious Uveitis

Non-Infectious Uveitis (NIU): Highly Morbid, Poorly Served Indication With Large Unmet Need

Disease Overview

3rd leading cause of blindness in the US[1]

1 approved modern therapy (Humira)[2]

50% of NIU patients fail within 6 months on Humira[2]



Symptoms include: eye pain, eye redness, distorted vision, floaters, headache, and fatigue[3]

Anatomic Location

May present as anterior, intermediate, posterior or panuveitis[4]

300-860K US adults with anterior uveitis – generally treatable with local therapy[4,5]

+

70-190K US adults with posterior, intermediate, or panuveitis, generally requiring systemic therapy → **many patients with panuveitis but particularly notable anterior inflammation may be initially diagnosed with anterior disease[4-6]**

Etiology

Across etiologies, pathobiology is driven by T-cell infiltration into the eye[7]

50% idiopathic	**50%** in combo with other autoimmune diseases

Common comorbidities: sarcoidosis, Behcet's disease, Crohn's disease, rheumatoid arthritis, ankylosing spondylitis, VKH, birdshot chorioretinopathy[8]

1. Dayani, Modern Retina (2020)
2. Jaffe et al., NEJM (2016)
3. Tallouzi et al., BMJ Open Ophth (2020)
4. Thorne et al., JAMA Opthalmol (2016)
5. Analysis by Roivant/Priovant using closed claims data from Inovalon from 2016-2024
6. Pate and Cleghorn, Rev Opt (2024)
7. Sen et al., Nat Rev Rheumatol (2015)
8. Rosenbaum, Rev Opt (2024)

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Inadequate Control of Uveitic Inflammation Leads to Vision Loss

The results of the SITE study[1] – covering nearly 9,000 eyes – demonstrated that any ocular inflammation contributes to worsened visual outcomes, with greater inflammation resulting in greater expected vision loss

Uveitis Disease Characteristic	Mean Modeled Visual Acuity Loss[2] (ETDRS Lines)
Anterior Chamber Cells (Grade 2+) *Inflammation of front of eye*	
Vitreous Haze (Grade 2+) *Inflammation of middle eye*	
Macular edema *Swelling of macula (back of eye) caused by inflammation*	

-2
-1
0

Potential for More Severe, Debilitating Visual Outcomes[3,4]

Blindness
Cataracts
Floaters
Blurred Vision
Intermittent Vision
Ocular Pain

Vision Loss Is Episodic and Accumulates Over Time With Recurrent Inflammation, Reinforcing Need for Aggressive Treatment[3]

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1. Pistilli et al., Ocul Inflam Immunol (2021)
2. Mean predicted outcome shown for each category
3. Durrani et al., Br J Ophthalmol (2004)
4. Rothova et al., Br J Ophthalmol (1996)

27

For investor audiences only

 28  Two Distinct Prescriber Bases for Novel Systemic Therapy for NIU  Uveitis Specialists  Community Retina Doctors / Partnered Rheumatologists  Approach To Systemic Medication  Quickly move to systemic medications; uveitis specialist leads medication selection  Start with short-term local intervention; partnered rheumatologist leads systemic medication selection  Treatment Paradigm  Treat aggressively, with “zero tolerance” for ocular inflammation1  Local treatments → Systemic steroids → →DMARDs → TNFi → Other   Potential Early Adopters  All uveitis specialists  Rheumatologists prescribing TNFi for NIU (and partnered retina doctor)  Potential for Rapid Adoption  All patients under uveitis specialists’ care  TNFi-refractory population  Patients Reached at Launch  Tens of thousands of eligible patients treated at specialist centers  Tens of thousands of TNF refractory patients  1. Nguyen, Am Acad Ophthamol (2007)  Potential to Impact Tens of Thousands of Patients at Launch, With Additional Expansion Over Time

2023 IQVIA Analysis of the NIU Market Confirms >40,000 Patients Receiving TNFi for NIU, with >10% CAGR for Advanced Therapies

NIU Patients Treated with Advanced Therapy by Year



Patients (Thousands)
50
45
40
35
30
25
20
15
10
5
0
11% CAGR
28K
2.9K
9K
16K
33K
3.7K
10K
19K
36K
4.3K
10K
21K
38K
4.9K
11K
23K
43K
5.9K
12K
26K
47K
6.3K
12K
28K
2017
2018
2019
2020
2021
2022
Received Humira[1]
Received Other TNFi[2]
Received Other Advanced Therapy[3]

- Widespread use of advanced systemic medication for NIU treatment
- Large commercial opportunity in TNF-refractory population alone, given high TNFi failure rate (>50% in clinical studies)
- Additional potential blockbuster opportunity in broader non-anterior NIU population

Analysis includes patients with at least 2 NIU Dx claims at least 30 days in or before 2022 (patients had to have continuous pharmacy and medical benefit enrollment in 2021 - 2023) and medication utilization within one year of index NIU diagnosis in 2022. Includes NIU of any etiology or anatomic area

1. Includes any patient who received Humira during calendar year, whether or not they received any additional advanced therapy (including other TNFi)
2. Includes any patient who did not receive Humira during calendar year, but did receive a different TNFi. Includes originator molecules (e.g., Remicade, Enbrel) and biosimilars (e.g., Inflectra, Renflexis, Avsola) targeting TNF-α
3. Other advanced therapies used include JAK inhibitors and biologic agents/monoclonal antibodies targeting IL-6, IL-12/23, IL-17, IL-1β, IL-1Ra, CD-20, and CD-28

The statements, findings, conclusions, views, and opinions contained and expressed on this page are based in part on data obtained under license from IQVIA PharMetrics Plus, January 2018 – December 2023, Iqvia, Inc. All Rights Reserved. The statements, findings, conclusions, views, and opinions contained and expressed herein are not those of IQVIA Inc. or any of its affiliated or subsidiary entities

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 30  In Both Placebo-Controlled and Open-Label Settings, Humira Successfully Treats Only Half of Patients With Active Uveitis  1. Jaffe et al., NEJM (2016)  2. Data as reported on HumiraPro.com/Uveitis; DCs are censored. Analysis population for Humira unknown   3. Suhler et al., Ophthalmology (2018)  VISUAL 1:   Placebo-Controlled Trial   in Active Uveitis1   50%  of 110 Humira-treated patients experienced treatment failure at 6 months2  VISUAL 3:   Open-Label Extension Study in Active and Inactive Uveitis3  51%  of 189 Humira-treated patients with active uveitis at baseline achieved steroid-free quiescence at 1 year  Patients experiencing treatment failure in VISUAL 1 or VISUAL 2 (Inactive Uveitis Trial) were enrolled in VISUAL 3 and were defined as patients with active uveitis

Brepocitinib's Dual Inhibition of TYK2 and JAK1 Distinctively Addresses Th1-Mediated and Th17-Mediated Autoimmunity in NIU

Only mechanism that can simultaneously suppress IL-6, IFNγ, IL-12, and IL-23 with single targeted agent



Central tolerance
T-cell repertoire selected by retinal antigen expressed in the thymus
Thymus-derived natural T_{REG} cell
Naive T cell (held in check by peripheral tolerance mechanisms)
DC
Activation and clonal expansion
T_H1 cell
T_H17 cell
Innate immune stimuli (LPS, CpG-DNA, pathogens, toxins)
Proinflammatory cytokines (IL-12, IL-23, IL-6, TGF-β)
Migration and infiltration into the eye
Uveitis
Recruitment of leukocytes from circulation
Lymphocyte
Macrophage
PMNL

Figure adapted from Sen et al., Nat. Rev. Rheumatol. 2015



JAK1
IL-6
Th17
TYK2
IL-23
Th17
JAK1
IFNγ
Th1
TYK2
IL-12
Th1

The role of the JAK1/TYK2 pathways in autoimmune cell activation makes brepo well-suited for NIU biology

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 32  NEPTUNE: Phase 2 Study of Brepocitinib in NIU  Note: Additional inclusion and exclusion criteria not listed on slide  Note: Additional primary and secondary endpoint details not listed on slide  QD: daily; OCS: oral corticosteroids; ACC: anterior chamber cell; VH: vitreous haze; BCVA: Best Corrected Visual Acuity   References are to calendar years  Positive readout in 2024  N = 26  Adults with active non-infectious intermediate-, posterior-, or panuveitis  Brepocitinib 15 mg QD  Brepocitinib 45 mg QD  52  Week  0  Primary Efficacy Endpoint:   Treatment Failure at Week 24  Treatment failure determined by hitting certain thresholds for increase in one or more of  ACC grade  VH grade  Inflammatory lesions  BCVA  2:1 Randomization  Steroid burst and taper: 60 mg/day OCS burst for 14 days; forced taper to 0 mg/day over 6 weeks

Phase 2 NEPTUNE Median Time to Treatment Failure Data Suggests Potential For Best-In-Indication Efficacy Profile

6-week taper in NEPTUNE trial following two-week steroid burst, compared to 13-week taper in VISUAL 1

Time to Treatment Failure, compared to VISUAL I Study*

Higher Time to Treatment Failure = greater treatment benefit



Median Time to Treatment Failure (months)
>12
9.3
45 mg
N = 17
15 mg
N = 9
Brepocitinib (NEPTUNE)
5.6
3.0
Active
N = 110
Placebo
N = 107
Humira (VISUAL I[1])

Disclaimer: *Figure represents a cross-study comparison and not a head-to-head study. Differences exist between study designs and subject characteristics, and caution should be exercised when comparing data across studies.*

Phase 3 CLARITY Study Evaluates Brepocitinib 45 mg Against Placebo

*Time to Treatment Failure was primary endpoint in VISUAL I study. VISUAL I calculations do not include discontinuations as treatment failures, per pre-specified definition in VISUAL I. NEPTUNE calculations include discontinuations as treatment failures
1. As reported at https://www.humirapro.com/uveitis

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Dose Dependent Benefit on Posterior Segment Inflammation Seen, With Sustained Improvement at 52 Weeks

Measurement of retinal vascular leakage by wide-field fluorescein angiography (FA) score change from baseline at Week 24 and Week 52; centrally assessed using ASUWOG, a multi-domain, semi-quantitative scoring system[1]

Brepocitinib 45 mg (N = 16)
Baseline (mean) = 11.1



Week 24
- 4.3
mean change
Week 52
- 5.1
mean change
5
0
-5
-10
-15
-20
← Worsening
Improvement →

Brepocitinib 15 mg (N = 8)
Baseline (mean) = 10.4



Week 24
- 0.5
mean change
Week 52
- 0.8
mean change
5
0
-5
-10
-15
-20
← Worsening
Improvement →

Phase 3 CLARITY Study Evaluates Brepocitinib 45 mg Against Placebo

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Last observation carried forward used for participants with treatment failure or intercurrent event.
1. Tugal-Tutkun et al., Int Ophthalmol (2010)

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 Brepocitinib 45 mg Associated With Sustained Improvement in Central Subfield Thickness Through Week 52  35  Threshold for macular edema  Mean change from baseline =   - 0.04%  Mean change from baseline =   - 8.3%  Phase 3 CLARITY Study Evaluates Brepocitinib 45 mg Against Placebo

CLARITY: Phase 3 Study of Brepocitinib in NIU

Two identical sub-studies, CLARITY-1 and CLARITY-2, under a single protocol; study is now fully enrolled and topline results are expected 2H 2026

Week 0 — 48

Global N=371
CLARITY-1 N=180
CLARITY-2 N=191

Adults with active non-infectious intermediate-, posterior-, or panuveitis

1:1 Randomization

Brepocitinib 45 mg QD

Placebo

Primary Endpoint:
Time to Treatment Failure

Secondary Endpoints:
Include measurements related to
- Macular edema/CST
- Retinal vascular leakage as measured through WFFA
- Functional vision

Steroid burst and taper: 60 mg/day OCS burst for 14 days; forced taper to 0 mg/day over 6 weeks

Note: Additional inclusion and exclusion criteria not listed on slide.
Note: Additional primary and secondary endpoint details not listed on slide
QD: daily; OCS: oral corticosteroids; CST: central subfield thickness; WFFA: wide-field fluorescein angiography
References are to calendar years

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For investor audiences only

 Cutaneous Sarcoidosis

 38  High Urgency to Treat Given Poor Cosmesis and Potential to Cause Irreversible Damage  Unlike many inflammatory skin diseases (e.g., plaque psoriasis, eczema, alopecia areata), inadequately treated cutaneous sarcoidosis can rapidly cause permanent scarring or even cartilage destruction  Images adapted from Fernandez-Faith and McDonnell, Clinics in Dermatol (2007)  Plaque cutaneous sarcoidosis affecting significant body surface area  Lupus pernio (papular and plaque cutaneous sarcoidosis)  Plaque cutaneous sarcoidosis resulting in scarring alopecia

 39  Ongoing Programs in Ocular (Uveitis) and Cutaneous Sarcoidosis Could Collectively Address Large Segment of Overall Sarcoidosis Population  After the lungs, skin and eyes are the organs most commonly affected by sarcoidosis  1. Grunewald et al., Nat Rev Primers (2019)  2. Assumes 200,000 overall prevalent sarcoidosis patients, adapted from Baughman et al., Ann Am Thorac Soc (2016)  Affected   Organ  Reported Prevalence1 (%)  Total number of sarcoidosis patients is approximately 200,00 US adults2  High   Morbidity  Approved Non-Steroidal Therapies  Strong Clinical Endpoints To Assess Benefit In RCT  Lung  >90%  Yes  0  No  Skin  16-32%  Yes  0  Yes  Eyes (uveitis)  5-23%  Yes  1  Yes  Others  Varies, but lower  Varies  0  Varies  Potential for 20-50% of the Prevalent Sarcoidosis Population to Be On-Label for Brepocitinib

Cutaneous Sarcoidosis Alone Includes Eligible Population of ~40,000 Patients

~40K
CS patients in the US[1,2]

~16K
have minimal to no activity in other organs

~24K
have other organ involvement affecting treatment decisions (principally lung and/or eye)[3]

No approved therapies for pulmonary sarcoidosis, and none in late-stage clinical development

Brepocitinib Has the Potential to Become the On-Label Therapy of Choice for All Sarcoidosis Patients With Any Cutaneous Disease

1. Foundation for Sarcoidosis Research
2. Haimovic, et al., J Am Acad Dermatol (2012)
3. Altmeyer et al., Altmeyers Encycl (2025)

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 41  BEACON: Phase 2 Study of Brepocitinib in Cutaneous Sarcoidosis  Study is now fully enrolled and topline results are expected 1H 2026  Note: Additional inclusion and exclusion criteria not listed on slide  Note: Additional primary and secondary endpoint details not listed on slide  CS: cutaneous sarcoidosis; QD: daily; CFB: change from baseline; CSAMI: Cutaneous Sarcoidosis Activity and Morphology Instrument   References are to calendar years     N = 31  Adults with active cutaneous sarcoidosis  16  Placebo  Brepocitinib 45 mg QD  Brepocitinib 15 mg QD  Week  0  Primary Efficacy Endpoint:   CFB in CSAMI Score at Week 16 for 45 mg brepocitinib compared to placebo  3:2:2 Randomization

 42  1. Noe et al., JAMA Dermatol (2020)  BEACON’s Primary Efficacy Endpoint: Change from Baseline in Cutaneous Sarcoidosis Activity & Morphology Index (CSAMI)  CSAMI is analogous to other area-and-severity instruments  CSAMI Activity (CSAMI-A) scores range from 0 – 165  Minimal clinically important difference (MCID) = 5 pts1  Bar for Success in BEACON: At Least 5-Point Difference in Mean CSAMI-A CFB Between Brepocitinib 45 mg and Placebo, Supported by Totality of Patient-Level Data Across Endpoints

 Dermatomyositis

 Dermatomyositis Patient Video

 45  Within the First Year of Diagnosis, DM Patients Experience a High Steroid Burden   Note: Analysis by Roivant/Priovant using closed claims data from Inovalon. Analysis includes patients with DM, continuous enrollment from 2019-2024, and steroids use in first year post index  128  Average number of days/year on steroids  18.6 mg  Average oral steroid daily dose

 46  High Rates of Polypharmacy Treatment Reflect Limited Efficacy of Existing DM Treatment Options  Note: Analysis by Roivant/Priovant using closed claims data from Inovalon. Analysis includes patients with DM with continuous enrollment from 2019-2024.   Note: all glucocorticoids considered as 1 therapy for each patient, regardless of formulation or ROA  Nearly 2/3 of treated DM patients receive 2 or more therapies a year  1 Therapy  2 Therapies  3 Therapies  4+ Therapies

 47  Steroid Use is High Among DM Patients, Even for Those Who Receive Concomitant Steroid Sparing Therapy  Note: Analysis by Roivant/Priovant using closed claims data from Inovalon from 2019-2024.   IST: immunosuppressive therapy; DMARD: disease-modifying antirheumatic drug; IVIG: intravenous immunoglobulin  Among Patients Receiving:  ISTs  69%   139   63%   Off-Label Biologics  91%   146  59%   IVIG  77%   150  65%   Percent receiving concomitant systemic steroids  Average number of days on oral steroids  Among patients receiving concomitant systemic steroids, percent receiving oral steroids ≥ 10 mg/day  Average number of days on oral steroids ≥ 10 mg/day  73  86  90

 48  DM Patients Report Persistent Dissatisfaction with Current Standard-of-Care  1. Christopher-Stine et al., BMC Rheumatology (2025)  2. TMA/MSU EL-PFDD Meeting (2025)  62%  (N=195)  Dissatisfied with Current Treatment Options1  65%  (N=34)  Only Partially Controlled with Current Regimens2  60%  (N=195)  Discontinue Treatment Due to Side Effects and Lack of Efficacy1  57%  (N=195)  Are Usually or Always Worried About Worsening Disease1

 73%  (N=524)  Experienced ≥ 1 Disease Flare in the Past Year1  72%  (N=378)  Hospitalization Rate Among Patients Who Experienced ≥ 1 Disease Flare1   97%  (N=183)  Experienced Pain Attributed to Their Myositis2  57%  (N=195)  Used Opioids to Manage DM-Associated Pain2   49  Despite Widespread Use of Standard Therapies, DM Patients Face High Rates of Disease Flare, Hospitalizations, and Pain, Often Requiring Opioids  1. Christopher-Stine, et al., J Manag Care Spec Pharm (2020)  2. Bhashyam et al., Rheumatology (2023)

 50  Patient Advocacy Group Surveys (TMA, MSU) Report Significant Muscle Disease Burden and Impact on Patients’ ADLs  1. Priovant/TMA Patient Survey  2. Myositis Journey and Burden of Disease Survey, MSU (2022)  53%2  Unable to walk more than 1 mile  Unable to lift or carry groceries  36%2  63%1  Unable to climb one flight of stairs  Unable to do chores (e.g., vacuuming, yard work)  40%2  50%2  Unable to bend, kneel, or stoop   Report use of mobility aids (e.g., canes/crutches, rollators, walkers, and wheelchairs)  35%2

DM Skin Disease Activity Contributes to Major Quality of Life Disruption and Is Associated With Poor Emotional and Social Health



- **82%** Reported that their cutaneous disease caused disruption of daily life
- **65%** Reported emotional symptoms caused by their disease including fear, anxiety, frustration, worry, guilt, discontent, and longing
- **58%** Reported itchiness; many patients experience disruption in their sleep due to itchiness
- **53%** Reported social impacts of their disease; patients feel self-conscious about how they look and experience social restrictions because of it





In a Separate Analysis of DM Skin Disease's Impact on QoL, DM Had Higher (Worse) Skindex-29 Emotional Subscores Than Any Other Inflammatory Skin Disease[1]

roivant
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ADL: Activities of Daily Living
Survey data adapted from Kleitsch et al, Arch Dermatol Res (2023)
1. Goreshi et al., J AM Acad Dermatol (2011)

51

For investor audiences only

 52  Even in Specialized Myositis Centers, Durable Skin Remission Remains Rare, Underscoring the Limitations of Standard Therapies  1. Wolstencroft and Fiorentino et al., JAMA Derm 2018  2. Ahmed et al., Semin Arthritis Rheum (2020)  Treatment  Study Cohort (n = 74)  Mycophenolate mofetil  27 (36%)  Antimalarials  28 (38%)  Methotrexate  29 (39%)  IVIg  19 (26%)  ~14% probability of clinical remission at 1 year  Only 14% of DM patients in a tertiary myositis clinic achieved remission at 1 year1,2  Protracted time to remission underscores slow and incomplete cutaneous responses with standard therapies   IVIg showed no association with clinical remission

 53  Systemic Steroid Use Drives Much of the Adverse Event Burden in DM   1. Aggarwal et al., Clin Rheumatol (2025)  2. Loarce-Martos et al., Clin Rheumatol (2021)  3. Mirza et al., Clin Rheumatol (2021)  4. Choy et al., Rheumatol (2002)  5. Pujades-Rodriguez et al., PLoS Med (2020)  Systemic Corticosteroid Exposure  Time  High-dose glucocorticoid induction  High-dose glucocorticoid induction  Accumulated Organ Damage  Prolonged corticosteroid use (≥3 months) markedly increases risk of major complications1  Patient-reported AEs highlight poor tolerability of systemic steroids2,3  Toxicity is dose-independent; even low-dose (≤5 mg/day) exposure causes cumulative harm4,5

 54  Pooled Safety Data From Multiple Sources Suggest Significantly Higher Risk From Corticosteroids Versus Other Medication Categories for Most AESIs  1. Khan et al., Adv Ther (2021)  2. Lane et al., Ophthalmology (1995)  3. Wei et al., Ann Intern Med (2004)  4. George et al., Ann Intern Med (2020)  5. George et al., Epidemiology (2022)  6. Bloechliger et al., Respir Res (2018)  7. Feldman et al., Arthritis Rheumatol (2018)  8. Cohen et al., RMD Open (2020)  9. Smolen et al., J Rheumatol (2019)  10. Pfizer ORAL Surveillance Study  11. Baricitinib FDA Risk Review (2018)  12. Upadacitinib FDA Risk Review (2019)  13. Methotrexate malignancy incidence rate upper bound provided as Subjects with Event per 100 Patient-Years.  14. Methotrexate thrombosis incidence rate lower bound provided as Subjects with Event per 100 Patient-Years.  Serious Infections  MACE  Thrombosis14  Malignancy13  Methotrexate  Azathioprine  Mycophenolate mofetil  Corticosteroids  JAK inhibitors  Incidence Rate of Events per 100 Patient-Years1-12  Comparative ranges are based on an internal systematic review of published incidence rates for AESIs across corticosteroids, DMARDs, and JAK inhibitors   Brepocitinib event rates consistent with other JAK inhibitors

DM Patient Experience Shows Need for New Treatments That Can Meaningfully Impact Patients' Quality of Life

Patients are heavily treated with **polypharmacy**, including high dose OCS administered chronically[1]

Patient are **unhappy with the current treatment** options and are **frequently switching their treatment**[2]

Patients report continued **symptoms, flares, and pain despite treatment**[3,4]

Continued symptoms are leading to **significant burden** on **ADLs, QoL**, and overall **health outcomes**[5,6]

These adverse health outcomes are compounded by the **toxicities of high-dose chronic steroids**[7-9]

High unmet need for novel, targeted therapy that can provide sustained clinical benefit while allowing patients to get to minimal or no steroid burden

1. Analysis by Roivant/Priovant using closed claims data from Inovalon from 2019-2024
2. Christopher-Stine et al., BMC Rheumatology (2025)
3. Christopher-Stine, et al., J Manag Care Spec Pharm (2020)
4. Bhashyam et al., Rheumatology (2023)
5. Kleitsch et al., Arch Dermatol Res (2023)
6. Goreshi et al., J AM Acad Dermatol (2011)
7. Aggarwal et al., Clin Rheumatol (2025)
8. Choy et al., Rheumatol (2002)
9. Pujades-Rodriguez et al., PLoS Med (2020)

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 56  VALOR: Phase 3 Study Design  Positive topline results announced in September 2025  Note: Additional inclusion and exclusion criteria not listed on slide  Note: Additional primary and secondary endpoint details not listed on slide  DM: dermatomyositis; QD: daily; OCS: oral corticosteroids  N = 241  Adults with dermatomyositis  1:1:1 Randomization  Placebo  Brepocitinib 30 mg QD  Brepocitinib 15 mg QD  Week  0  52  Primary Endpoint:   Mean Total Improvement Score (TIS) at Week 52  Steroid taper: Mandatory OCS taper to ≤5 mg/day from week 12 to 36; recommended further tapering at investigator discretion

 57  VALOR Baseline Disease and Treatment Characteristics Reflect Real-World Patient Population: Active, Multisystem Disease Requiring Multiple Therapies  Brepocitinib 30 mg(n = 81)  Brepocitinib 15 mg(n = 81)  Placebo(n = 79)  Disease Activity (PhGA) – no. (%)  Mild (0 to < 4 cm)  13 (16%)  19 (24%)  13 (16%)  Moderate (4 to < 7 cm)  54 (67%)  40 (49%)  48 (61%)  Severe (7 to 10 cm)  14 (17%)  22 (27%)  18 (23%)  Mean MMT-8 Score (± SD)  121.7 (16.4)  124.5 (14.2)  121.6 (17.0)  Mean CDASI-A Score (± SD)  19.5 (11.3)  18.7 (11.3)  21.1 (12.0)  Mean HAQ-DI Score (± SD)  1.28 (0.68)  1.17 (0.68)  1.20 (0.71)  Medications at Baseline – no. (%)  Non-steroidal Immunosuppressant  55 (68%)  57 (70%)  61 (77%)  Antimalarial  24 (30%)  22 (27%)  19 (24%)  Corticosteroids  60 (74%)  58 (72%)  64 (81%)  Prednisone > 5 mg/day  47 (58%)  38 (47%)  47 (60%)  Mean dose (mg/day) (± SD)  12.2 (5.7)  10.7 (6.2)  11.3 (5.9)  2 or More DM Medications  64 (79%)  66 (81%)  66 (84%)  Prior Treatment with IVIg – no. (%)  19 (24%)  23 (28%)  19 (24%)  Prior Neoplasm (Benign or Malignant)  14 (17.3%)  9 (11.1%)  11 (13.9%)

Brepocitinib 30 mg Achieved Statistically Significant Benefit On All Ten Ranked Endpoints in the VALOR Study

Measurements of skin disease, muscle disease, rapidity of onset, and steroid sparing; consistent dose response was also seen across endpoints

Key Endpoint	Important Features	Brepocitinib 30mg (n=81)	Placebo (n=79)	P-Value
Mean TIS (Primary)	Composite endpoint, focus on **muscle disease** and **global** benefit	46.5	31.2	**0.0006**
CDASI-A change from baseline at Week 52	Improvement in **skin disease** activity	-11.7	-7.0	**0.0006**
DMOMS at Week 52	DM-specific **muscle and skin** composite measure of benefit	57.9	40.5	**0.0014**
TIS40 Response at Week 52	Moderate TIS response (focus on **global benefit / muscle**)	67.9%	44.3%	**0.0040**
Time to Consecutive TIS40 Response by Week 52	**Time to onset of sustained benefit** (particularly high bar)	85 days	168 days	**0.0155**
Patients achieving TIS40 Response + ≤2.5 mg OCS at Week 52	Achievement of clinical response and **steroid reduction**	54.3%	26.6%	**0.0006**
CDASI-A 40% Response with ≥4-point improvement at Week 52	Clinically meaningful **skin response**	61.7%	44.3%	**0.0357**
TIS60 Response at Week 52	Major TIS response – **Highest TIS response threshold**	46.1%	26.4%	**0.0126**
Change from baseline in HAQ-DI at Week 52	Improvement in physical and functional disability and daily living activities related to **muscle** strength	-0.337	-0.042	**0.0035**
Change from baseline in CDASI-A at Week 4	**Rapid onset** of skin response	-6.4	-3.5	**0.0003**

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 Brepocitinib Showed Significant and Clinically Meaningful Improvement on Primary Endpoint of TIS  Separation between brepocitinib 30 mg and placebo at all time points, starting as early as week 4, achieved together with substantially greater steroid reduction in brepocitinib 30 mg arm  *Nominal P < 0.05  ** P < 0.001  Brepocitinib 30 mg (n = 81)  Brepocitinib 15 mg (n = 81)  Placebo (n = 79)  Study Week  *  *  *  *  *  *  *  *  *  **  46.5  37.5  31.2  Primary Endpoint  30 mg vs. Placebo At Week 52   TIS∆ 15.3   P = 0.0006  Brepocitinib 30 mg  Placebo  Mean dose at baseline (mg/day)  12.2  11.3  ≤2.5 mg/day by week 48-52  62%  34%  Off steroids by week 48-52  42%  23%  Steroid reduction among patients on background OCS   59

 60  TIS 40 (Moderate) and TIS 60 (Major) Responses at Week 52  Greater achievement of TIS 40 and TIS 60 responses including with minimal or no steroids  Adjusted response rate (risk) differences calculated using the Mantel-Haenszel method. OCS dose assessed at weeks 48 and 52.  Percentages are calculated using the number of participants within the ITT analysis set who can achieve a maximum possible TIS ≥ 60 points at post-baseline given the baseline CSMs as a denominator.* Exploratory endpoint; nominal P value  Brepocitinib 30 mg   Brepocitinib 15 mg  Placebo  30 mg vs. Placebo∆ 22.2%, P=0.0040  30 mg vs. Placebo∆ 19.5%, P=0.0126  30 mg vs. Placebo∆ 25.7%, P=0.0006  30 mg vs. Placebo∆ 27.1%, P<0.0001*  Minimal to no steroids (≤ 2.5 mg/day)  Moderate Response (TIS 40)  Major Response (TIS 60)  Moderate Response (TIS 40) with OCS ≤ 2.5 mg/day   Major Response (TIS 60) with OCS ≤ 2.5 mg/day

 61  Overview of Safety Events  Abbreviations: AE=adverse event, ALT=alanine aminotransferase, AST=aspartate aminotransferase, SAE=serious adverse event.  Note: Percentages are based on the number of unique participants with an event out of the column total. Treatment-emergent AEs are reported.  Brepocitinib 30 mg QD(N=81)  Brepocitinib 15 mg QD(N=81)  Placebo(N=79)  Participants with:   AEs  73 (90%)  70 (86%)  72 (91%)   Death  0  0  0   SAEs  13 (16%)  7 (9%)  10 (13%)   AEs leading to treatment discontinuation  5 (6%)  6 (7%)  9 (11%)   AEs leading to study discontinuation  3 (4%)  4 (5%)  3 (4%)  Adverse Events of Special Interest:   Cardiovascular events  1 (1%)  0  2 (3%)   Thromboembolic events  0  0  1 (1%)   Viral reactivation  4 (5%)  2 (2%)  4 (5%)   Opportunistic infections  0  0  0   New or recurrent diagnoses of malignancy  0  0  2 (3%)   Increase in ALT or AST  1 (1%)  2 (2%)  1 (1%)  Adverse events of special interest balanced across treatment arms; no new safety signals for brepocitinib  Brepocitinib safety database includes over 1,500 patients and subjects, with a safety profile that appears consistent with approved JAK inhibitors

 Key Regulatory and Launch Planning Activities  Strong engagement with patient community  Patient advocacy group collaborations and events  Dermatomyositis.com disease website and associated social media ecosystem  Limited distribution network and in-house Priovant Hub  Strategy consistent with prior successful rare disease launches  Partner selection and operational buildout well underway  Robust field medical team in place driving scientific engagement with key DM-treating physicians  Foundational relationships from before VALOR TLR with at least one key physician at all top DM centers of excellence in US  Post-TLR engagement has expanded to include additional relevant HCPs at centers of excellence, as well as longer tail of community specialists  NDA Submission Expected in Early 2026  62  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.

 Upcoming Brepocitinib Catalysts Over the Next 18 Months  Pivotal / Potentially Registrational  Proof of Concept / Other  Early 2026  Expected NDA filing in DM  2026  2H 2026  Topline data in NIU  1H 2027  Potential sNDA filing in NIU  1H 2026  Topline data in CS  63  2027  Early 2027  Potential commercial launch in DM   Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.

 64  In Summary: Brepocitinib  Phase 2 BEACON study for brepocitinib in CS expected to read out 1H 2026; CS has high unmet medical need  Following positive VALOR readout, planning for commercial launch of brepocitinib in DM is underway, with launch expected early 2027  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.  Phase 3 CLARITY study for brepocitinib in NIU expected to read out 2H 2026; NIU has significant unmet medical need  For investor audiences only

 Q&A

 66  IMVT-1402  Eric Venker  CEO, Immunovant  Matt Gline  CEO, Roivant

Key Takeaways: IMVT-1402

IMVT-1402 drives **deep dose-dependent reductions** of pathogenic IgG autoantibodies; expected to reach **best-in-class IgG reductions of ~80%**, unmatched by current anti-FcRn competitors

Significant evidence across late-stage clinical trials shows **deeper IgG reductions are correlated with better efficacy** across 8 different indications to date

Massive opportunity in uncontrolled Graves' disease; generated disease-modifying PoC data and expect potentially registrational data in 2027 with multi-year lead and best-in-class efficacy

IMVT-1402 is expected to be **first- and best-in-class in GD, D2T RA, and CLE; best-in-class in MG, CIDP, and SjD; D2T RA topline readout now expected in 2026** as well as initial results in CLE

Pipeline-in-a-product potential; approved anti-FcRns antibodies have generated **~$7BN in cumulative revenue in MG and CIDP within 4 years of launch** with additional indications expected[1]

Note: GD: Graves' disease; SjD: Sjogren's disease; D2T RA: difficult-to-treat rheumatoid arthritis; CIDP: Chronic inflammatory demyelinating polyneuropathy; MG: Myasthenia gravis; CLE: Cutaneous lupus erythematosus
Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.
1. Data from Evaluate and company filings

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 68  IMVT-1402 Has the Potential to Be a First- and Best-in-Class Therapy in Autoantibody-Driven Disease  Favorable Safety Profile  Convenient Administration  Simple subcutaneous autoinjector with 5-10 second self-administration; currently being tested in all IMVT-1402 trials  Potential Best-in-Class Efficacy  IMVT-1402 achieves deep, rapid, dose-dependent IgG reductions; consistent evidence across external and internal clinical trials validate that deeper IgG reductions lead to greater clinical benefit  No significant expected safety issues based on data to-date

Settling the "Deeper Is Better" Debate With Batoclimab Proof-of-Concept Trials

Our clinical data generated across multiple indications consistently shows that deeper IgG reduction leads to improved clinical outcomes for patients

Graves' Phase 2a[1]

ATD-Free Response: % of participants who achieve normal T3 and T4 or have T3 or T4 below LLN, and ceased all ATD medications



64% ATD-Free Responders²
23% ATD-Free Responders
IgG Reduction <70%
IgG Reduction ≥70%

MG Phase 3[1]

Minimal Symptom Expression: % of participants who achieve MG-ADL score of 0 or 1 at Week 12



53% MSEs
31% MSEs
IgG Reduction <70%
IgG Reduction ≥70%

CIDP Phase 2b[1,3]

aINCAT Response: % of participants who achieve aINCAT improvement ≥1 at Week 12



84% Responders
44% Responders
IgG Reduction <70%
IgG Reduction ≥70%

Reflects data from multiple clinical trials in multiple indications. Differences exist between study designs and subject characteristics, and caution should be exercised when comparing data across studies.

Notes: MG data presented for acetylcholine receptor antibody-positive patients; ATD: Antithyroid drug; aINCAT: Adjusted Inflammatory Neuropathy Cause and Treatment; IgG: Immunoglobulin G; MSE: Minimal Symptom Expression; LLN: Lower limit of normal.
1. Batoclimab clinical data. 2. Includes N=1 additional responder vs. September 2024 disclosure. Patient discontinued prior to Week 12 and was counted as a non-responder per protocol but was included by the PI in the ATA 2025 poster presentation, given they were a responder at time of discontinuation and continued through 6 month off-treatment follow-up period. 3. The data referenced here includes data from the ongoing batoclimab Phase 2 study in CIDP and is based on a preliminary analysis of key efficacy and safety data, and such data may change following completion of the clinical trial and may not accurately reflect the complete results of the study

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 70  IMVT-1402 Development Well Underway With 5 Potentially Registrational Datasets Expected in Next 36 Months  Note: GD: Graves’ disease; SjD: Sjogren’s disease; ACPA+ D2T RA: anti-citrullinated protein antibody positive (ACPA+), difficult-to-treat rheumatoid arthritis; CIDP: chronic inflammatory demyelinating polyneuropathy; MG: myasthenia gravis; CLE: cutaneous lupus erythematosus   Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.  MG  CIDP  SjD  GD  CLE  D2T RA  First-in-Class / Best-in-Class  Multi-year head-start with key clinical catalysts in 2026 and 2027  Best-in-Class  Potential best-in-class product in untapped market;  close timing to in-class competition  Best-in-Class / “Upside”  Well-established markets; potential to gain market share as clear best-in-class

 71  IMVT-1402 Indication Selection Optimizes Across Both Clinical Validation and Commercial Potential  Note: Bubble placement is illustrative and not representative of expected clinical risk and commercial opportunity. Size of bubbles is not indicative of market size  Commercial Opportunity  Low Clinical Risk  GD  MG  CIDP  SjD  D2T RA  CLE  Higher Clinical Risk  Exploring Other Potential Opportunities for IMVT-1402 Across the Spectrum

Anti-FcRns Have Pipeline-in-a-Product Potential Across Autoimmune Diseases Driven by Harmful IgG Autoantibodies With Continued Room for Growth



1
Exploring Potential: First wave of anti-FcRn PoC
gMG
CIDP
wAIHA ITP PV/PF
NMSOD TED HDFN
2
Rapid Expansion: Current anti-FcRn indications
SjD GD D2T-RA CLE
FNAIT snMG MOG Myositis
Membrous nephropathy
SS oMG SLE
Severe fibromyalgia syndrome
AMR RA LN BP
3
Future Opportunities
ANCA-Vasculitis GBS IgAN SPS LEMS
Neuromyotonia Goodpasture's CAPS EBA
Mucous membrane pemphigoid
Anti-NMDA
Autoimmune neutropenia
CRPS DCM

Current IMVT-1402 indications
Note: Indications listed include possible indications where anti-FcRn may have mechanistic rationale to pursue

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Anti-FcRn Antibody Development Has Seen Explosive Growth Since 2020

2020		2025		
8	**~700K**	**20+**	**~4M**	**~$7BN**
Total Indications in Development	Total Addressable Patient Population	Total Indications in Development	Total Addressable Patient Population	Cumulative Anti-FcRn Sales in MG & CIDP[1]

NEUROLOGY

HEMATOLOGY

ENDOCRINOLOGY

RHEUMATOLOGY

RENAL

DERMATOLOGY

Note: Indications in development cover anti-FcRn antibodies in development by Immunovant, argenx, JNJ and UCB
1. Includes disclosed sales from argenx and UCB

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 In Both TNF-α and JAKi Classes, a Later Product Launch With a Better Profile Rapidly Captured Dominant Market Share in Autoimmune Disease  1. Data from Evaluate. 4Q2025 net sales for Vyvgart held constant based on sales in 3Q2025. Remicade and Enbrel launch in 1998, Humira in 2003. Vyvgart launch in 2022.   2. Data from Evaluate. Xeljanz launch in 2012, Olumiant launch in 2017, Rinvoq launch in 2019  Note: Net sales from company filings and Evaluate Pharma  TNF-α Inhibitor WW Net Sales1  JAK Inhibitor WW Net Sales2  74  Vyvgart outpacing TNF trajectory 3 years into launch

 75  IMVT-1402 Is Expected to Potentially Address >600K US Patients  Note: Addressable populations as listed in IMVT Pipeline in IMVT Corporate Overview deck  ~$7BN global anti-FcRn sales across two indications in 4 years  Opportunity for IMVT-1402 to be first-/best-in-class for hundreds of thousands additional patients

 Near-Term Upside Catalysts for IMVT-1402

 77  IMVT-1402 Is Leading in 3 First-/Best-in-Class Indications With Key Catalysts Expected in D2T RA and CLE in 2026  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.  Rapidly enrolling trial; topline results now expected in 2026 (formerly 2027)  Difficult-to- Treat Rheumatoid Arthritis  Strong PoC data from IMVT-1402 basket study; initial results from PoC expected in 2026   Cutaneous Lupus Erythematosus  Multi-year lead with remarkable PoC data; topline results from both potentially registrational trials expected in 2027  Graves’ Disease

Difficult-to-Treat Rheumatoid Arthritis (D2T RA) Represents an Unmet Medical Need With Few Current Treatment Options

D2T RA Patients Have Failed on Multiple Lines of Therapy

- **5-20%** of RA patients are difficult-to-treat (D2T), with inadequate or loss of response to multiple classes of advanced therapies[1]

Up to ~70k Patients in the US

- Of the **1.5M US RA patients**, a subset progresses to D2T status in a relatively short period of time and requires new therapeutic options[2]

Autoantibody Pathology

- **Autoantibodies such as ACPA** play a key role in pathophysiology, and **ACPA-positive RA is associated with severe disease and poor outcomes**

Deeper Is Better

- Phase 2 anti-FcRn RA data demonstrated that **greater IgG reduction led to greater autoantibody reductions**, which correlated with greater clinical response[3]

ACPA: anticitrullinated protein autoantibodies
1. Takanashi et al., Rheumatology (2021)
2. Aletaha and Smolen, JAMA (2018)
3. Taylor et al., ACR (2023)

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Of the 1.5M US RA Patients, a Subset Progresses to D2T Status in a Relatively Short Period of Time and Requires New Therapeutic Options[1]

Market Opportunity

US Prevalence of Severe RA: 490K[2]

X

Autoantibody Positive with Inadequate Response to Prior b/tsDMARDs: 15%[2,3]

=

~70K Target Addressable Population

Patient Journey Learnings

Fewer than 50% of RA patients remain on first therapy	~50% of patients fail their first b/tsDMARD therapy within the first year of treatment [4,5]
D2T emerges for some in ~4 years	In a large US registry, the median time to meeting D2T criteria was 4 years, in those who were D2T[6]
5% - 20% of RA patients are D2T	5% – 20% of all RA patients meet the criteria for D2T in the US[6]

Note: All estimates are approximate; b/tsDMARD: biologic (b) or targeted synthetic (ts) disease-modifying antirheumatic drug

1. Aletaha and Smolen, JAMA (2018)
2. GlobalData Analysis and Forecast, 2023
3. Okada et al., Ann Rheum Dis (2019)
4. Murray et al., Arthritis Res Ther (2021)
5. Rosenberg et al., Adv Ther (2023)
6. Takanashi et al., Rheumatology (2021)

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Cutaneous Lupus Erythematosus (CLE) Is a Debilitating Skin Condition With Minimal Current Treatment Options

Limited Treatment Options for CLE

- CLE is a rare, **chronic autoimmune disease affecting the skin, with limited available treatment options and high unmet need**
- No novel targeted treatment option in >50 years[1]

Up to ~75k Patients in the US

- Of the **~150K systemic and chronic CLE patients in the US,** ~50% are non-responders to anti-malarials and topicals

Autoantibody Pathology

- Biologic, translational and mechanistic evidence support the **critical role of IgG autoantibodies** and immune complexes in the pathogenesis of CLE

Early Proof of Concept Data

- Disruption of CLE pathology by upstream targeted approach supported by IMVT-1402 patient case studies
- **12-week treatment with IMVT-1402 in CLE demonstrated meaningful clinical benefit**

1. Presto and Werth. Curr Treat Opt Rheum (2016)

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Dermatologists Desire a Skin-Focused, Targeted Biologic That Addresses Unmet Needs in CLE[1]

IMVT-1402 has potential to be the first novel dermatology therapy for CLE in >50 years[2]

Market Opportunity

US Prevalence of SCLE and CCLE: 153K[3,4]

x

Non-Responders to Antimalarials or Topicals: Up to 50%[5]

=

~75K Target Addressable US Population

Potential Differentiated Profile

Targeted Biologic	Dermatologists are frustrated by the skin-specific therapies currently available
Quick Control	Speed of action is critical to disease control and QoL- prevention of scarring and potential disfigurement[1]
Sustained Remission	90% of dermatologists cite sustained remission and reduced severity of flares as top unmet needs[1]
Improved Safety and Tolerability	80% of HCPs report lack of long-term efficacy, tolerability and toxicity risks with current CLE treatments[2]

1. Internal Market Research CLE Dermatologist Unmet Need (2023), Internal Market Research CLE Patient Journey (2024)
2. Presto and Werth, Curr Treat Opt Rheum (2016)
3. Jarukitsopa et al., Arthritis Care Res (2015)
4. IMVT Spherix Internal Market Research
5. Wahie and Meggitt, Br J Dermatol (2013)

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 Introducing Dr. Mark LupoGraves’ Disease Thought Leader Mark A. Lupo, MD, FACE, ECNUThyroid & Endocrine Center of FloridaAssistant Clinical Professor of MedicineFlorida State University, College of MedicineSarasota, Florida

 Why Are We Still Treating Graves’ Disease Like It’s 1950?  Mark A. Lupo, MD, FACE, ECNU  Thyroid & Endocrine Center of Florida  Assistant Clinical Professor of Medicine  Florida State University, College of Medicine  Sarasota, Florida  83  For investor audiences only

 Disclosures   Mark A. Lupo, MD  Speaking, research, and/or consulting: AbbVie, Amgen, argenx, Eisai, Immunovant, Interpace Diagnostics, Lycia Therapeutics, QuidelOrtho, Takeda, Viridian  84  For investor audiences only

 My Practice  Established in 2002  Independent center focused on thyroid and parathyroid disease  3 Endocrinologists  We see/follow hundreds of Graves’ disease patients  About half still on long-term antithyroid drug treatment  85  For investor audiences only

 Patient Phenotypes  MILD (~50%)  Small goiter  +/- Slightly high T4/T3  No TED/mild TED  Modest TRAb elevation  Predictable ATD response  MODERATE (~35-40%)  +/- Goiter  Overt hyper (T4/T3 elevation)  +/- TED mild-moderate  TRAb elevation >3-5x normal  Multiple ATD dose changes  SEVERE (~10-15%)  Large Goiter  T4/T3 levels >4-5x normal  TED present, often severe  TRAb elevation >5x normal  High ATD dose with unpredictable   responses  Factors decreasing remission rates:  AGE <40  SEX – male  TOBACCO USE  86  For investor audiences only

 87  For investor audiences only

 Consequences of Uncontrolled Graves’  Cardiovascular  Atrial Fibrillation  Stroke/Death  High Output Heart Failure  Morbidity/Death  Increased Clotting Risks  Stroke/Blood Clots  Bone Loss  Osteoporosis/Fracture  Thyroid Eye Disease  Vision Threatening  Quality of Life Impact  Anxiety, Insomnia, Muscle Weakness, Tremor, Infertility  88  For investor audiences only

 Atrial Fibrillation Risk with Hyperthyroidism  Registry Data of 586,460 Adults  No Prior Atrial Fibrillation or  Recorded Thyroid Disease  16,170 Atrial Fibrillation Events  Selmer C et al. BMJ 2012.  89  For investor audiences only

 Fracture Risk by TSH   Blum M et al. JAMA 2015  90  For investor audiences only

Current Therapies for Graves' Disease Target the Thyroid Gland and Have Remained Largely Unchanged for 75 Years…

Treatment	MOA
ATDs	Inhibit thyroid hormone synthesis[1-3]
RAI	RAI-induced thyrocyte destruction[1,4]
Thyroidectomy	Removal of thyroid gland[1]

… but Practice Patterns for Graves' disease Are Evolving

ATDs are the Preferred First Line Therapy



Preferred Primary Mode of Therapy – Results of Global Surveys
Percent of Respondents
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1990
N=197[5,a]
2012
N=711[6]
2023
N=1353[7]
Year
ATD
RAI
Surgery

[a]All respondents were residing in the US. GD, Graves' disease; MOA, mechanism of action.

References: 1. Kahaly GJ. *J Clin Endocrinol Metab.* 2020;105(12):3704-20. 2. [Pr]PROPYL-THYRACIL (propylthiouracil tablets USP) [prescribing information]. Paladin Labs Inc.; 2020. 3. Methimazole tablet [prescribing information]. AvKARE; 2025. 4. SODIUM IODIDE I 131 CAPSULES THERAPEUTIC [prescribing information]. Mallinckrodt Nuclear Medicine LLC; 2018. 5. Solomon B, et al. *J Clin Endocrinol Metab.*1990;70(6):1518-1524. 6. Burch HB, et al. *J Clin Endocrinol Metab.* 2012;97(12):4549-4558. 7. Villagelin D, et al. *J Clin Endocrinol Metab.* 2024:dgae222.

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 Definitive Treatment Discussion  Radioactive Iodine  Increased risk TED  TRAb elevation   Radiation exposure  Permanent hypothyroidism  Thyroidectomy  Indicated if concern for cancer or large obstructive goiter  Higher risk*  Hypoparathyroidism  Post-operative bleeding  Tracheostomy  Scar  Permanent Hypothyroidism  *relative to thyroid surgery for other indications  92  For investor audiences only

 Quality of Life after Definitive Treatment  Hypothyroid patients consistently report lower scores on QOL scales compared to general population  Treatment specific complications  1 in 4 patients still feel “unwell” but often told they are fine due to normal thyroid labs  93  For investor audiences only

 Long-term Outcomes  2430 GD patients diagnosed 2003-2005  60% had follow-up data mean 8 years   Remission rates: ATD-45%, RAI-82%, Surgery-96%  ATD, second course 29% remission rate  Patients receiving ATD had 50% chance of avoiding definitive treatment and 40% chance of achieving euthyroid state  Overall, 25% patients did not feel “fully recovered” long-term   Sjolin et al. Thyroid 2019  94  For investor audiences only

Remission and Avoiding Hypothyroidism Are the Primary Treatment Goals


Treatment goals
Hope for remission
50.5%
16.8%
12.6%
20.0%
Avoid hypothyroidism
33.3%
41.3%
14.9%
10.5%
Avoid radiation
11.2%
25.9%
29.8%
33.1%
Avoid worsening TED
5.0%
16.0%
42.7%
36.4%
Percent of respondents
Most important
Second most important
Third most important
Least important
(n = 1308 endocrinologists)

TED, thyroid eye disease.

Reference: Villagelin D, et al. *J Clin Endocrinol Metab*. 2024;109(11):2956-2966.

95

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 96  For investor audiences only

Real-World Treatment Patterns of Methimazole (MMI) Use in the United States

Study Objective
To evaluate dosage and treatment patterns following MMI initiation among patients with Graves' disease in the US

Study Methods	
Data Source	IQVIA Open Claims and PharMetrics Plus databases
Time Period Analyzed	November 2017 to October 2023
Inclusion Criteria	Patients with a GD diagnosis within 3 years prior to or 2 years after an MMI prescription
Index Date	Date of the first MMI prescription claim from November 2020 through October 2021
Follow-Up Assessment	Patients were followed for 104 weeks from their first MMI prescription to evaluate treatment patterns

GD, Graves' disease; MMI, methimazole. Lupo m et al. Treatment Patterns Among Methimazole-Treated Patients With Graves' Disease. Poster #1112323 Presented at 17th International Thyroid Congress (ITC), June 21, 2025, Rio de Janeiro, Brazil.

97

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This presentation is for scientific and educational purposes only and not for promotional purposes.

 10%  15%  34%  41%  9%  14%  28%  34%  7%  8%  8%  12%  27%  32%  9%  11%  7%  10%  25%  33%  7%  18%  5%  8%  21%  30%  8%  27%  4%  6%  19%  31%  6%  35%  Week 4  Week 8  Week 12  Week 24  Week 36  Week 56  Proportion of patients, %  MMI dosage:  High (>25 mg/d)  Moderate-High (>15–≤25 mg/d)  Moderate (>5–≤15 mg/d)  Low (≤5 mg/d)  Break (failed trial off ATD)a  Discontinued ATDb  Longitudinal Patient Dose Journey After First MMI Dose, by Starting Dose (N = 46,373)  ATD, antithyroid drug; d, day; MMI, methimazole. a Failed trial off ATD: Patient was off therapy for the period but later returned to ATD during the study. bDiscontinued therapy: Patient remained off therapy for the remainder of the study (up to 104 weeks). Lupo m et al. Treatment Patterns Among Methimazole-Treated Patients With Graves’ Disease. Poster #1112323 Presented at 17th International Thyroid Congress (ITC), June 21, 2025, Rio de Janeiro, Brazil.  98  Among 35% who discontinued ATD by 56 weeks:  8%  10%  17%  65%  Discontinued MMI only  + Levothyroxine  + RAI  + Thyroidectomy  At 56 weeks, ~46% of patients were still on Moderate MMIs or higher, ATD-break, or discontinued due to ablation/levothyroxine  For investor audiences only

Current Recommendations for the Management of Graves' Disease



New GD diagnosis
ATD Therapy 12–18 mos[1,2]
Measure TRAb
Normal TRAb
Still Present
Discontinue ATD Therapy
Relapse
2nd Course ATD Therapy
Measure TRAb
Still Present
Long-Term ATD Therapy
RAI or Surgery

ATD, antithyroid drug; GD, Graves' disease; RAI, radioactive iodine; TRAb, thyroid-stimulating hormone receptor antibodies.

References: 1. Kahaly GJ, et al. *Eur Thyroid J.* 2018;7:167-86. 2. Ross DS, et al. *Thyroid.* 2016;26(10):1343-421.
3. Cooper DS. *Curr Opin Endocrinol Diabetes Obes.* 2021;28:510-6

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Unmet Needs in Graves' Disease



Thyroid gland
Colloid
Thyroid cell proliferation
Hyperthyroidism
↑T4 and T3
TSHR
TRAb
Plasma cells

Standard of Care

- Current therapies do **not target** the underlying autoimmune response[1]
- While a significant proportion of patients respond to ATD therapy, up to **~25%** are unable to complete their initial course[2]
- **~50% remission** rate after stopping ATD therapy[3,4]
- Positive **TRAb** levels are associated with markedly increased **relapse** rates[5]

ATD, antithyroid drug; T3, triiodothyronine; T4, thyroxine; TRAb, thyroid-stimulating hormone receptor-binding autoantibodies.

1. Bartalena L. *Nat Rev Endocrinol.* 2013;9(12):724-34. 2. Sjolin G, et al. *Thyroid.* 2019;29(110):1545-67. 3. Liu L, et al. *Exp Ther Med.* 2016;11(4):1453-58. 4. Chung *J. Endocrinol Metab.* 2021;36(3):491-99. 5. Da Silva Santos T, et al. *Cureus.* 2022;14(2):e22190.

100

For investor audiences only

This presentation is for scientific and educational purposes only and not for promotional purposes.

Rationale for Treatment of GD With an FcRn Blocker

Endothelial cell recycles anti-TSHR autoantibodies (TRAb)

FcRn blocker blocks FcRn-mediated IgG recycling in circulation

Thyroid follicles activated by natural ligand, TSH



Endosome
Lysosome
FcRn blocker
T3, T4
TSH
ON/OFF
Reduced TRAb

In the absence of FcRn blocker, FcRn binds to the anti-TSHR Ab, inhibiting their degradation and returning them into the circulation

In the presence of FcRn blocker, FcRn is blocked from binding to anti-TSHR Ab, which are then transported to the lysosome for degradation, decreasing their levels in the circulation

Potential for reduced stimulation of TSHR by pathogenic TRAb which may potentially alleviate systemic symptoms

Legend: FcRn; Thyrotropin Receptor (TSHR); Anti-TR autoantibodies; FcRn blocker; T3, T4 Thyroid hormones; TSH Thyroid stimulating hormone; Thyroid follicle

Ab, antibodies; FcRn, neonatal fragment crystallizable receptor; GD, Graves' disease; T3, triiodothyronine; T4, thyroxine; TRAb, thyroid-stimulating hormone receptor antibodies; TSH, thyroid-stimulating hormone; TSHR, thyroid-stimulating hormone receptor.

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 Dr. Mark LupoGraves’ Disease Thought Leader Mark A. Lupo, MD, FACE, ECNUThyroid & Endocrine Center of FloridaAssistant Clinical Professor of MedicineFlorida State University, College of MedicineSarasota, Florida

 Paving the Path Forward in Graves’ Disease

Graves' Disease Patients Have Higher Risk of Sequelae of Severe Comorbidities

Relative to Healthy Controls, Graves' Patients Are at Increased Risk of Developing Several Severe Comorbidities



Risk of Comorbidity / Complication
8
7
6
5
4
3
2
1
0
2.5x higher risk[1]
4x higher risk[2]
7x higher risk[1]
Cardiovascular Events
Pre-eclampsia
Thyroid Cancer
Non-Graves' Controls
Graves' Disease Patients

Untreated or Insufficiently Treated Graves' Patients Experience Substantial Morbidity and Loss of Quality of Life

Thyroid Eye Disease (TED)

- TED affects ~40% of patients diagnosed with Graves' disease[3]
  - Up to 8% of TED patients experience dysthyroid optic neuropathy (impairment of visual function, leading to permanent sight loss)[4]

Other Significant Complications

- In patients hospitalized for Graves' disease, ~16% are diagnosed with thyroid storm[5], which has a ~20% mortality rate[6]
- Graves' disease patients who develop thyroid cancer are at a >3x risk of recurrent disease / progressive distant metastases relative to euthyroid controls[7]

roivant investor day 2025

1. Okosieme et al., Lancet Diabetes Endocrinol (2019)
2. Aggarwal et al., Gynecol Obstet Invest (2014)
3. Chin et al., Clin Endocrinol (Oxf.) (2020)
4. Potvin et al., Ophthalmic Plast Reconstr Surg (2023)
5. Galindo et al., Thyroid (2019)
6. Bourcier et al., Crit Care Med (2020)
7. Pellegriti et al., J Clin Endocrinol Metab (1998)

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Shift Away From Ablation and Lack of New Medical Therapies Leaves 25-30% of Patients Who Are Relapsed, Uncontrolled, or Intolerant to ATDs

Graves' Disease Patient Journey:



1st Line Treatment
2nd Line Treatment
Diagnosed With Graves' Disease
Anti-Thyroid Drug (ATD) ~90-95%
Ablation ~5-10%
Continued Control with ATDs ~60-65%
Ablation ~3-5%
Relapse / Uncontrolled / Intolerant ~25-30%

Unmet Need

- 25-30% of patients are relapsed, uncontrolled on or intolerant to ATDs
- Ablation rates in the US indicate that despite lack of disease control on ATDs, patients are choosing not to pursue ablation
- Patients and healthcare providers seek therapeutic options that address underlying disease pathology

1. Values presented have been triangulated based on primary research (Immunovant Physician Primary Research (N=140 endocrinologists)) and claims analysis

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Graves' Patients Uncontrolled on ATDs Experience Significant Disease Burden and Risk of Adverse Events With Limited Alternative Treatment Options

RAI and surgery are associated with **significant complications** including increased risk of death from solid cancers; patients are often hypothyroid and require **lifelong thyroid hormone replacement**[1,2]

Chronic ATD use can be associated with risk of severe adverse events, such as **hepatotoxicity**, **pancreatitis**, and **agranulocytosis** (loss of white blood cells)[4-6]

Uncontrolled Graves' patients are at risk for a sequelae of **severe comorbidities** (e.g., **cardiovascular events**, **thyroid cancer**) and experience significant **anxiety** and **impact to quality of life**[7-8]

1. Sundaresh et al., J Clin Endocrinol Metab (2013)
2. Kitahara, et al., JAMA Intern Med (2019)
3. Suzuki et al., Thyroid (2019)
4. Smith and Hegedüs, N Engl J Med (2016)
5. Brix et al., ETA 2019
6. Okosieme et al., Lancet Diabetes Endocrinol (2019)
7. Cramon et al., Thyroid (2016)

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 107  Follow-Up of Graves’ Disease Patient Methimazole Dosing Shows Significant Percent of Patients Remaining on ATDs After 5-Years  Source: Roivant claims analysis  Patients continuously enrolled from 2016 - 2024, newly diagnosed in 2019, 5 years of follow up data from initial MMI script  5-Year Follow-Up  In a 5-year follow-up period, only 42% of patients were controlled on ATDs alone  ~37% of patients were on ≥10 mg MMIs, break, switched to PTU, received thyroid hormone replacement or ablation  <5 mg  5 - < 10 mg  10 - < 15 mg  15 - < 20 mg   20 mg +  <5 mg  5 - < 10 mg  10 - < 15 mg  15 - < 20 mg   20 mg +  Break  Switch to PTU  THR  RAI  Thyroidectomy  Discontinue

Graves' Disease Market Opportunity Includes Annual Incident Population and a Significant Untapped Prevalent Patient Pool


Incident Graves' Disease Patients
~65K
Annual Diagnosed & Treated U.S. Adult Population[1]
~7K
1st Line Ablation
~58K
Receive 1st Line ATD[1]
~2K
Ablation[2]
~34K
Continued ATD Remission[3,4]
~20K
Annual Market of 2nd Line Incident Uncontrolled Patients
Prevalent Graves' Disease Patients
~880K
Diagnosed U.S. Adult Population[5]
~760K
Received 1st Line ATD
~120K
Ablation[6]
~330K
~10K
Ablation[9]
~420K
Continued ATD Remission
Prevalent Pool of ATD Relapse Patients

1. Roivant Claims Analysis – 2021 incident patient population, first-line treatment is primary treatment in the first-year post diagnosis, claims review included a five-year lookback to define the incident population 2. Grove-Laugesen et al., Thyroid (2023): Completer rates for combined arms: ATD remission 56.0%, continuing ATD 18.8%, ATD relapse of 21.8%, ablation of 3.4%. Of the 58K 1st line ATD patients, a total of ~75% are either in remission (56.0%: 32.5K) or continued ATDs (18.8%: 10.9K) 3. Azizi et al., Thyroid (2019): ATD remission for patients on long-term ATDs is 85%. Of the 10.9K patients who continued ATDs, 15% relapse (1.6K) and 85% go into remission (9.3K). These 9.3K patients in remission will have a 15% rate of relapse resulting in 1.4K relapses. From the original 10.9K patients who continued on ATDs, there will be a total of 3K (1.4K +1.6K) relapses. 4. Sjölund et al., J Clin Endocrinol Metab. (2023): Relapse post remission 15%. Of the 42K patients who are in remission, 15% will relapse (6.3K). In total, the late relapses from remission and continued ATDs will be ~9.3K, resulting in a weighted average relapse rate of ~19% (6.3K relapses from the 32.5K patients in remission averaged with the 3K relapses from the 10.9K patients who continued on ATDs).
5. Roivant Claims Analysis – 2022 prevalent patient population based on a two-year lookback for diagnosis. Of the 120K patients ablated, ~80K were ablated prior to 2021 and ~40K were ablated in 2021/2022 6. Azizi et al., Thyroid (2019): Relapse rate was calculated as a weighted average considering relapse rate in patients on ATDs <18months is 53% compared to patients on ATDs >18months is 15%. Of the 570K patients treated with ATDs, ~470K are on ATDs <18months and ~100K are on ATDs for >18months. Rates have been applied proportionally.. 7. Bandai et al., Endocr J (2019): Of the ~190K patients previously treated with ATDs and currently monitored off-therapy, ~40% experience relapse, which is 75K. 8. Grove-Laugesen et al., Thyroid (2023): 3.4% of ATD relapse patients will pursue ablation. 3.4% applied to the ~340K ATD treatment relapse patients is ~10K

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Potential for Disease Modification With Responders Demonstrating Strong Durability of Response Through Six Months Off-Treatment

Treatment Period: 24 weeks		Follow-up: 24 weeks
680 mg batoclimab QW SC (Week 0-12)	340 mg batoclimab QW SC (Week 12-24)	Off-Treatment (Week 24-48)

Baseline

Week 12
Pts receive 12 weeks of 680 mg QW batoclimab[1]

Dose step-down

Week 24
Pts receive 12 weeks of 340 mg QW batoclimab[1]

Week 48
Patients off-drug for 24 weeks[1,2]

25
Uncontrolled Graves' disease patients

20/25
T3/T4 ≤ULN; ATD dose ≤Baseline

18/25
T3/T4 ≤ULN; ATD dose ≤Baseline

17/21
T3/T4 ≤ULN; ATD dose ≤Baseline[3]

Strong durability of response despite being off-batoclimab for six months

1. Includes N=1 patient who discontinued prior to Week 12 but remained in off-drug follow-up.
2. Includes N=21 patients who entered follow-up period and could be assessed for remission.
3. N=1 patient had T3/T4 ≤ULN, and one day following Week 48 visit had ATD dose equivalent to baseline.

Responders: Patients who have T3 and T4 values ≤ULN and no increase in ATD dose from baseline. Pts: Patients; T3: Triiodothyronine; T4: Thyroxine; ULN: Upper limit of normal; ATD: Anti-thyroid drug.

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~50% of Responders at Week 48 Achieved ATD-Free Remission, Demonstrating Strong Potential for Disease Modification by a High-Dose FcRn

Treatment Period: 24 weeks		Follow-up: 24 weeks
680 mg batoclimab QW SC (Week 0-12)	340 mg batoclimab QW SC (Week 12-24)	Off-Treatment (Week 24-48)



17
T3/T4 ≤ULN
Week 48



ATD >2.5 mg (N=4) 24%
ATD 2.5 mg (N=5) 29%
ATD-Free (N=8)[1] 47%
Week 48

13/17 responders on ATD doses ≤2.5 mg / day after six months off-treatment

8 of 17 Patients With Normal T3/T4 at Week 48 Were in ATD-Free Remission

1. Includes N=1 patient who discontinued prior to Week 12 but remained in off-drug follow-up.
Responders: Patients who have T3 and T4 values ≤ULN and no increase in ATD dose from baseline. T3: Triiodothyronine; T4: Thyroxine; ULN: Upper limit of normal; ATD: Anti-thyroid drug; FcRn: Neonatal fragment crystallizable receptor inhibitor.

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 Off-Treatment Follow-up  Mean percent change from baseline   Baseline Week 4 Week 8 Week 12 Week 24 Week 48   340 mg batoclimab QW SC  680 mg batoclimab QW SC  Step-down  Sustained TRAb Reductions Post-Batoclimab Treatment Further Demonstrate Potential for Disease Modification  Notes: Data includes up to last measurement available for patients who discontinued.   IgG: Immunoglobulin G; TRAb: Thyroid Stimulating Hormone Receptor Antibody; QW: Once weekly; SC: Subcutaneous. Patient counts at each time include Baseline (N=25), Week 12 (N=24), Week 24 (N=23), Week 48 (N=19).  111  340 mg batoclimab QW SC (Week 12-24)  680 mg batoclimab QW SC (Week 0-12)  Treatment Period: 24 weeks  Off-Treatment  (Week 24-48)  Follow-up: 24 weeks

 112  IMVT-1402 Could Potentially Be the First-in-Class Disease-Modifying Therapy in Graves’ Disease  Remarkable effect seen in uncontrolled Graves’ disease patients: 18 of 25 patients treated with batoclimab are responders at Week 24   01  Durable off-drug response: of the 21 patients who entered the off-drug follow-up period, 17 remain responders six months following batoclimab treatment  02  IMVT-1402 pivotal trial design could potentially generate improved efficacy data due to continuous 600 mg QW dosing vs. batoclimab’s step-down dosing design  04  Two potentially registrational trials for IMVT-1402 in Graves’ disease currently enrolling  05  First-ever observed ATD-free remission in uncontrolled patients: 8 of 17 responders remain off all medications six months following batoclimab treatment demonstrating potential for disease modification  03  Notes: Data includes N=1 patient who discontinued prior to Week 12 but remained in off-drug follow-up.   ATD: Anti-thyroid drug; QW: Once weekly; responders: patients who have T3 and T4 values ≤ULN and no increase in ATD dose from baseline.

 Opportunities for IMVT-1402 to Win on Efficacy

 114  IMVT-1402 Has the Potential to Be Best-in-Class in MG, SjD and CIDP, With Room to Penetrate Large, Well-Validated Markets  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.  Market rapidly expanding with space for multiple blockbuster agents;   topline results expected in 2027  Myasthenia Gravis  Expected to be best-in-class with limited entrenched competition; topline results expected in 2028  Sjögren’s Disease  Market quickly growing with 1 approved agent;   topline results expected in 2028  Chronic Inflammatory Demyelinating Polyneuropathy

Sjögren's Disease (SjD) Is a Chronic Autoimmune Disease Characterized by Lymphocytic Infiltration of the Salivary and Lacrimal Glands

Limited Treatment Options for SjD

- SjD symptoms include severe dryness of the eyes and mouth; the latter frequently associated with difficulty swallowing or speaking, tooth decay, gum disease, and impaired QoL[1,2]
- No therapies approved for the treatment of primary Sjogren's disease

Up to ~90k Addressable Patients in the US

- Of the **~290K primary SjD patients in the US,** ~30% are moderate-severe with anti-Ro/SSA antibodies[3]

Autoantibody Pathology

- Autoantibodies detected in ~50-70% of patients with primary SjD; anti-FcRn proof of mechanism established

Deeper Is Better

- Nipocalimab data demonstrated that deeper IgG reduction leads to better clinical response across all primary and secondary endpoints[4]

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investor day 2025

1. Mariette et al., N. Engl J Med (2018)
2. Brito-Zeron et al., Nat Rev Dis Primers (2016)
3. GlobalData Analysis and Forecast, January 2025
4. Gottenberg et al., ACR (2024)

115

For investor audiences only

Sizable SjD Patient Group With Unmet Need for an Approved Treatment Option

Sizable Unmet Need

US Prevalence of Primary Sjögren's Disease: 290K[1]

x

Moderate-to-severe with anti-Ro/SSA antibodies: 30%[2,3]

=

~90K Target Addressable US Population

Expansion Opportunities

Secondary Sjögren's	Potential to impact conditions with shared autoimmune pathology
Glandular Disease	Unmet need to improve glandular manifestations beyond symptom relief
Less Severe Disease	Disease impact on patient QoL varies widely; so-called "nuisance" symptoms can become debilitating if inadequately managed

Note: All estimates are approximate
1. GlobalData Analysis and Forecast, January 2025
2. Brito-Zeron P et al., Nat Rev Dis Primers (2016)
3. Decision Resources Group

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116

For investor audiences only

IMVT-1402 Has the Potential to Improve Myasthenia Gravis (MG) Treatment Outcomes as a Best-in-Class Therapy

High Unmet Need	• 95% of neurologists agree there is opportunity for greater disease control (e.g., deeper responses)[1]
Up to ~35k Addressable Patients in the US	• Of the **~60-120K MG patients in the US,** ~30% are AChR autoantibody positive and not well-controlled on standard of care[2,3,4,5,6]
Autoantibody Pathology	• Classic IgG mediated disease with proven anti-FcRn mechanistic response; 3 approved in-mechanism products
Deeper Is Better	• External and batoclimab data demonstrated that deeper IgG reduction consistently leads to better clinical effect • Batoclimab data showed highest MG-ADL reductions from baseline observed in any global Phase 3 MG trial to date[7]

AChR: anti-acetylcholine receptor
1. IMVT Market Research HCP Unmet Need
2. Phillips et al., Neurology (1992)
3. Mina-Osorio et al., AANEM (2023)
4. Lazaridis and Tzartos, Front Immunol (2020)
5. Wang et al., BMC Neurol (2017)
6. IMVT Investor Presentation March 19, 2025

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117

For investor audiences only

IMVT-1402 Has the Potential to Deliver Best-in-Class Efficacy in Chronic Inflammatory Demyelinating Polyneuropathy (CIDP)

High Unmet Need

- 30-50% of CIDP patients are inadequately controlled with existing therapies[1]

Up to ~16k Addressable Patients in the US

- Of the **~58K CIDP patients in the US,** ~30% are inadequately controlled on treatment[2,3]

Autoantibody Pathology

- IgG mediated disease with proven anti-FcRn mechanistic response; 1 approved in-mechanism product

Deeper Is Better

- First-gen anti-FcRn batoclimab demonstrated deeper IgG suppression delivered greatest in-class mean change from baseline in aINCAT score in CIDP patients[4]

1. Internal Market Research Market Dynamics 2024
2. Broers et al., Neuroepidemiology (2019)
3. Querol et al., J Neurol (2021)
4. IMVT batoclimab initial Period 1 Data Investor Presentation March 19, 2025

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118
For investor audiences only

 Rich Catalyst Calendar Over the Next 36 Months  2026  Pivotal / Potentially Registrational  Proof of Concept  1H 2026  Topline data in TED*  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years  *Immunovant continues to expect the first of the two batoclimab Phase 3 TED studies to read out before the end of calendar year 2025. However, due to evolving competitive dynamics, Immunovant anticipates sharing topline results from both TED studies concurrently in the first half of calendar year 2026.  2027  2028  2026  Topline data in D2T RA (formerly expected in 2027)   2026  Initial Results in CLE  2027  Topline data in GD  Topline data in MG  2028  Topline data in SjD  Topline data in CIDP  119  2027+  Future PoC study readouts in undisclosed indications and future BD

 120  In Summary: IMVT-1402  Focused clinical execution: topline data in D2T RA now expected in 2026; readouts in 3 potentially registrational trials and 1 PoC expected in next 24 months  The anti-FcRn class is rapidly growing; precedent best-in-class products have won significant market share in I&I indications  Graves’ disease has extraordinary unmet need; we have demonstrated best-in-class potential with a multi-year lead  Multiple shots on goal: IMVT-1402 offers best-in-class profile in 5 late-stage indications and 1 PoC   Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.  For investor audiences only

 Q&A

 122  Mosliciguat  Drew Fromkin  CEO, Pulmovant  Frank Torti  President & Vant Chair, Roivant

 123  PH-ILD represents an area of intense unmet medical need with only one approved mechanism (two therapies) and an estimated 200,000 patients across the US and Europe  Topline data from ongoing Phase 2 study (PHocus) is expected in 2H 2026 – 120 patient study with the potential to define a new standard of care in PH-ILD  Mosliciguat with a differentiated mechanism of action – inhaled soluble guanylate cyclase (sGC) activator – is potentially the first non-treprostinil treatment option for PH-ILD patients  Parallels to PAH market with combination therapies present across the disease spectrum; however, PH-ILD expected to be larger commercial opportunity with competition limited to inhaled mechanisms  Among the best PVR reductions seen to date with convenient once-daily dosing and favorable safety profile across 170 healthy volunteers and PH patients – approved drugs have shown PVR reductions translate to clinical efficacy  Key Takeaways: Mosliciguat  For investor audiences only  PH-ILD: Pulmonary hypertension associated with interstitial lung disease  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.

Mosliciguat is Delivered Directly to the Lungs to Activate Impaired sGC


NO–cGMP Pathway
sGC
NO
α
X
Mosliciguat
cGMP
cGMP
Heme-binding pocket
β

- **sGC is a key enzyme in the NO-cGMP pathway** and its activity is essential for vascular homeostasis[1]
- **Oxidative stress** in pulmonary disease reduces NO production and impairs the sGC binding site, **resulting in sGC dysfunction**[2]
- **Mosliciguat activates** impaired sGC, as well as native sGC, **restoring cGMP production,** resulting in vasodilation and potential reduction of fibrosis and inflammation[1,3]
- Optimized particle size ensures **distal lung deposition** for targeted delivery[4]

1. Sandner et al., Respir Med (2017)
2. Thoonen et al., Nat Commun (2015)
3. Becker-Pelster et al., Respir Res (2022)
4. Saleh et al., Clin Pharmacokinet (2025)

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124
For investor audiences only

 125  Pulmonary Diseases Are Highly Comorbid and Create Complexities for Patient Treatment  Blanco et al., Curr Opin Pulm Med (2024)  Mosliciguat Offers a Differentiated Profile With Potential to Address Complex Nature of Pulmonary Diseases  Narrowing, remodeling, or obstruction of pulmonary vessels  Increased pressure in the pulmonary arteries  Right heart strain or failure  Pulmonary Vasculature Disease  Inflammation, scarring/fibrosis, stiffening  Impaired gas exchange, reduced lung compliance  Progressive respiratory dysfunction  Lung Parenchyma Disease  PH-ILD  Pulmonary Hypertension  Interstitial Lung Disease

 Mosliciguat Mechanism Video  126

 Pulmovant is committed to transforming the lives of patients with pulmonary diseases  For investor audiences only

 128  A Brief Reminder of How We Got Here and What’s Next…  1. A separate, open-label Phase 2 study (PHactor), is planned to evaluate the tolerability and safety of inhaled mosliciguat in combination with inhaled treprostinil in participants with PH-ILD (n=20). Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.  Anticipated topline results from Phase 2 PHocus study in PH-ILD  2H 2026  Pulmovant in-licenses mosliciguat from Bayer  July 2023  Late 2025  Imminent initiation of Phase 2 PHactor1 study evaluating mosliciguat in combo with inhaled treprostinil in PH-ILD patients  Discovery of mosliciguat at Bayer  2012  Unveiling of mosliciguat program, presentation of Phase 1b ATMOS data at ERS and announced upcoming initiation of global Phase 2 PHocus study in PH-ILD  3Q 2024  Conducting Phase 1 healthy volunteers and Phase 1b ATMOS study  2019-2022

Mosliciguat's MoA and Molecular Properties Prompted Phase 1 Investigations in Healthy Volunteers and PH Patients (N=170)



Group 1
Pulmonary Arterial Hypertension



Group 2
PH associated with left heart disease



Group 3
PH associated with lung diseases and/or hypoxia



Group 4
PH associated with pulmonary artery obstructions



Group 5
PH with unclear / multifactorial mechanisms

Phase 1a	Phase 1b
N=132, Healthy Volunteers ▪ SAD, MAD, Bioavailability ▪ Single and multiple ascending dose ▪ ~40-hour half-life	**ATMOS Study: N=38, PH Patients** ▪ Group 1 and 4 patients ▪ Single ascending dose ▪ Significant activity and well tolerated

Adapted from Humbert et al., Eur Heart J (2022)

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For investor audiences only

Single Dose of Inhaled Mosliciguat Led to Sustained, Clinically Meaningful Mean-Max Reductions in Pulmonary Vascular Resistance (PVR) of Up to ~38%

(Single Dose - Group 1 and Group 4 Patients)

>30% Sustained Mean PVR Reductions[1]


0.24 mg (n=4)
0.48 mg (n=4)
1 mg (n=4)
2 mg (n=4)
4 mg (n=4)
PVR (% of baseline)
120
110
100
90
80
70
60
0.0
0.5
1.0
1.5
2.0
2.5
3.0
Time (hours)

- Rapid PVR reductions emerged as **early as 30 minutes and persisted** over the observed period
- **PVR reductions among the largest ever seen** in the single or repeat dose setting

1. Based on data seen in open-label, single-dose escalation multicenter trial in patients with untreated pulmonary arterial hypertension (PAH) or chronic thromboembolic pulmonary hypertension (CTEPH). PVR measured in dyn*sec*cm-5. Symbols with yellow outline indicate time points with greatest observed mean percent PVR reduction for each dose group.

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130
For investor audiences only

 131  Mosliciguat Has Shown Among the Highest PVR Reductions Ever Seen in the Single or Repeat Dose Setting  *  -31.81  * indicates trough PVR observation.  1. Represents average PVR reduction for participants in 4 mg dose group at hour 3 in ATMOS study.  2. Represents average of largest reduction in PVR for each participant in 2 mg dose group in ATMOS study.  SOURCES: iloprost – Richter et al., 2015; sildenafil – Voswinckel et al., 2008; treprostinil MDI - Voswinckel et al., 2009; mosliciguat – Ghofrani et al., 2024; TPIP – Grünig et al., 2025; sotatercept – Humbert et al., 2021; macitentan – Pulido et al., 2013; riociguat – Ghofrani et al., 2013; frespaciguat – Bajwa et al., 2024; selexipag – Simonneau et al., 2012; seralutinib – Frantz et al., 2024.  Figure represents a cross-study comparison and not a head-to-head study. Differences exist between study designs and subject characteristics, and caution should be exercised when comparing data across studies.   Single Dose  Repeat Dosing  38% mean-max PVR reduction2  *  -31.81

cGMP Concentrations Increased With Limited Systemic Effects and Correlated With Reductions in Mean Pulmonary Arterial Pressure and Increases in Cardiac Output[1]

(Single Dose - Group 1 and Group 4 Patients)

Elevated Plasma cGMP Maintained Over 24 Hours



0.24 mg (n=4)
0.48 mg (n=4)
1 mg (n=4)
2 mg (n=4)
4 mg (n=4)
cGMP pmol/L
70000
60000
50000
40000
30000
20000
10000
0
0 1 2.5 5 8 10 24
Time (hours)

- **Plasma cGMP levels rose rapidly**, peaking at 8 hours post single dose
- **No clinically meaningful systemic effects** in systolic blood pressure or heart rate observed

Reduction in Mean Pulmonary Arterial Pressure (mPAP)



Change from BL in mPAP (mmHg)
5
0
-5
-10
0.0 0.5 1.0 1.5 2.0 2.5 3.0
Time (hours)

- Mean reduction in mPAP of up to **6.5mmHg**, equivalent to **~20%**

Increase in Cardiac Output (CO)



Change from BL in CO (L/min)
1.5
1.0
0.5
0.0
0.0 0.5 1.0 1.5 2.0 2.5 3.0
Time (hours)

- Mean increase in CO of up to **1.1L/min** from baseline, equivalent to **~25%**

1. Based on data seen in open-label, single-dose escalation multicenter trial in patients with untreated pulmonary arterial hypertension (PAH) or chronic thromboembolic pulmonary hypertension (CTEPH)

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132

For investor audiences only

 133  Mosliciguat Was Well Tolerated Across Doses and Study Participants  Results from Phase 1 SAD, MAD and ATMOS studies.  1. Numbers do not include subjects randomized to placebo.  Reported TEAEs were of mild/moderate intensity and consistent across healthy volunteers (HVs) and PH participants  All inhaled doses were well tolerated and without significant cough  There is limited systemic exposure or bioavailability  Trial(Population)  N1  Duration  Findings  SAD(HVs)  62  Single dose  Inhaled dose range of 0.06-4.0 mg well-tolerated  Dose-dependent increase in cGMP  MAD(HVs)  27  7-day  Inhaled dose range of 0.48-2.0 mg well-tolerated  Accumulation and dose-dependent increases in cGMP confirms effective once-daily dosing  Bioavailability(HVs)  26  Single dose  Determined inhaled bioavailability  Inhaled, oral and intravenous dosing well-tolerated  MAD(HVs)  17  14-day  Well-tolerated over 14 days  Steady state of cGMP production achieved in <14 days  ATMOS(Group 1/4 PH)  38  Single dose  Data presented at ERS 2024  Primary endpoint: PVR reduction  Total  170

 134  Phase 1 and ATMOS Demonstrated Mosliciguat Has the Attributes to Potentially Address Complex, Heterogeneous Pulmonary Disorders Like PH-ILD  1. Evidenced by data demonstrated in ATMOS and Phase 1 studies conducted in healthy volunteers  2. Becker-Peslster et al., Respir Res (2022)  PH-ILD  MOSLICIGUAT  Lung is the primary site of the disease  Target delivery to the lungs with deep lung deposition1  High dosing burden with multiple daily inhalations  Convenient once-daily dosing  Current therapies are poorly tolerated and can increase cough  Well-tolerated, with limited cough and systemic side effects1  Interplay of vascular remodeling and parenchymal scarring   Promotes vasodilation1,2 and may exert antifibrotic and anti-inflammatory effects2   1x day  cGMP

PH-ILD Represents Unmet Medical Need With Few Current Treatment Options

Up to ~200k patients in US and Europe

- **Prevalence likely underreported** due to limited treatment options, diagnostic barriers and evolving disease awareness[1-9]

< 5-year median survival[4]

- **PH-ILD is a particularly severe subgroup of PH**
- **Poorer prognosis and higher mortality** than other forms of pulmonary hypertension[10-13]
- Elevations in PVR are associated with worse mortality in PH-ILD patients[14,15] – **reducing PVR should improve outcomes**

Limited or no approved treatment options

- **Only 2 FDA approved therapies in PH-ILD** (both inhaled treprostinil) requiring **as many as 5x daily doses, with even more inhalations and leading to unwanted cough**

"Even if progression of ILD seems to be slowing with the antifibrotics, I am pretty aggressive with treatment given how fast they can decline when PH is present."
- Physician

"My medical problems are consuming my everyday life."
– PH-ILD patient

"Efficacy [of approved therapy] is not amazing … it's all we have, but there is definitely room to improve."
- Physician

1. Sathananthan et al., Chest (2023)
2. Kacprzak et al., Diagnostics (2023)
3. Hilberg et al., ERJ Open Res (2022)
4. Raghu et al., Eur Respir J (2015)
5. King et al., Chest (2020)
6. Collard et al., J Am Geriatr Soc (2012)
7. Shorr et al., Eur Respir J (2007)
8. Mathai et al., Am J Respir Crit Care Med (2010)
9. Kimura et al., Arthritis Care Res (2013)
10. Nikkho et al., Pulm Circulation (2022)
11. Klinger et al., Cardiol Clin (2016)
12. Hoeper et al., PLoS One (2015)
13. Gall et al., J. Heart and Lung Transplantation (2017)
14. Olsson et al., Eur Respir J (2021)
15. Alhamad et al., J Clin Med (2020)

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For investor audiences only

Potential for Robust PVR Reductions, Favorable Tolerability, and Simple, Inhaled, Once-per-Day Dosing Regimen Differentiate Mosliciguat from Other, Potential PH-ILD Therapies

	Mosliciguat	Tyvaso	Yutrepia	TPIP	Seralutinib
Company	pulmovant	United Therapeutics	Liquidia	insmed	gossamerbio
PH-ILD Stage of Development	Phase 2	Marketed	Marketed	Phase 3	Phase 3
MOA	sGC activator	Prostacyclin	Prostacyclin	Prostacyclin	PDGFRα/β, CSF1R and c-KIT inhibitor
# Breath / Day	1	4 - 48	6 - 20	1 - 4	12
>30% PVR Reductions	✓	✗	✗	✓	✗
Half-life	~40+ hours	~0.5 / 4 hours (DPI/Nebulized)	~0.5 hour	~9 hours	~3–6 hours
Tolerability[1] (limited cough)	✓	✗	✗	✗	✓

Figure represents a cross-study comparison and not a head-to-head study. Differences exist between study designs and subject characteristics, and caution should be exercised when comparing data across studies.

1. Based upon placebo-adjusted cough rates, except for mosliciguat which did not have placebo group in Phase 1 trial.

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For investor audiences only

Rapid Growth in Tyvaso Sales Since PH-ILD Approval Illustrates Clear Unmet Need Yet PH-ILD Treatment Domain Remains in Its Infancy

Blockbuster sales in PH-ILD achieved ~3 years into launch[1]



Annual Tyvaso (nebulizer + DPI) sales
Estimated Tyvaso sales in PH-ILD[1]
PH-ILD sales approaching $1BN annual runrate with only <20% market penetration[1,2]
($ in millions)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
PAH revenue only
April '21: Tyvaso approved for PH-ILD
May '22: Tyvaso DPI approved for PH-ILD
+26%
+44%
+41%
+31%
+17%
CY2020
CY2021
CY2022
CY2023
CY2024
CY2025E

1. Company estimate for breakdown of Tyvaso sales in PAH / PH-ILD.
2. Per UTHR management guidance.

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For investor audiences only

Evolution of Pulmonary Arterial Hypertension (PAH) Treatment Paradigm Represents a Likely Path for PH-ILD Market Development

Key Treatment Pathway(s) | Median Survival Progression



Pre-1990s
Supportive care
~2.8 yrs[1]
1990-2000
IV prostacyclin
3 – 5 yrs[2]
2000-2010
sGC stimulator, oral treprostinil
5 – 7 yrs[3]
2010-2020
Oral PDE5i, oral ERA, SC and inhaled treprostinil
6 – 8 yrs[4]
2020 & Beyond
Inhaled treprostinil (DPI), sotatercept
12 - 15+ yrs[5] (proj.)

PAH Guideline Evolution[6]

No targeted therapy – only symptom management

↓

*Guidelines based on **functional class**; **monotherapy only***

↓

***2009 ESC/ERS:** introduced **sequential combination therapy** for nonresponders*

↓

***2015 ESC/ERS: initial combination therapy** (ERA + PDE5i) endorsed; **risk-based approach** formalized*

↓

***2022 ESC/ERS:** 4-strata **risk model**, earlier diagnosis, support for **early triple therapy** in select patients*

1. Dalonzo et al., Ann Intern Med (1991)
2. Sitbon et al., JACC (2002)
3. Benza et al., Chest (2012)
4. Hendriks et al., Pulm Circ (2022)
5. Alsumali et al., Adv Ther (2025)
6. ESC/ERS Guidelines from 2009 – 2022

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138

For investor audiences only

 139  PAH Disease Severity Supports Multiple Modalities With Increased Preference for Combination Therapy  1. Muller et al., Adv Ther (2024)  Evolution of Total PAH Sales: 2002 – 2025  $9BN  + $49BN  + $44BN  6 drug approvals  5 drug approvals(5 drugs off patent in period)  4 drug approvals  $ BN  15+ approved drugs to date have yielded >$100BN in sales  3 Unique Pathways  4 Unique Pathways  40% of PAH patients begin on dual therapy1  >15% escalate to triple therapy in the first year1

 140  Phase 2 Development of Mosliciguat Focuses on the Urgent and Complex Needs of Patients With PH-ILD  Adapted from Humbert et al., Eur Heart J (2022)  Group 3  PH associated with lung diseases and/or hypoxia  Phase 2  PHocus Study of Mosliciguat in Adult Patients with PH-ILD  PH associated with left heart disease  PH associated with pulmonary artery obstructions  PH with unclear / multifactorial mechanisms  Group 2  Group 1  Group 4  Group 5  Pulmonary Arterial Hypertension

Phase 2 PHocus Study of Mosliciguat in Adult Patients With PH-ILD

Double-blinded, multi-center, global trial in ~120 PH-ILD patients with topline readout expected in 2H 2026 phocus



Screening Period
Treatment Period
Extension Period
Week 0
16
24
Inclusion/Exclusion
• Confirmed ILD (IIP, CHP, ILD-CTD)
• Elevated baseline PVR
• Pre-defined extent of fibrosis and emphysema as measured by CT
Randomization (2:1)
Active arm
Placebo
Active arm
Active arm
* Rapid uptitration to stable dose
Primary Endpoint : Δ PVR
Secondary Endpoints : Δ 6MWD
Δ NT-proBNP
Exploratory Endpoints
Continuous Endpoint Evaluation

Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.

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141

For investor audiences only

 Phase 2 PHactor Study of Mosliciguat in Combination with Inhaled Trepostinil  A separate, open-label Phase 2 study is planned to evaluate the tolerability and safety of inhaled mosliciguat in combination with inhaled treprostinil in participants with PH-ILD (n=20). This study is expected to initiate imminently.  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.  142

 143  In Summary: Mosliciguat  Among the best PVR reductions seen to date with differentiated MoA, convenient once-daily dosing and favorable safety profile  PH-ILD is an area of unmet medical need – tractable market with only one approved mechanism  Topline data from ongoing Phase 2 study (PHocus) expected in 2H 2026; if successful, has potential to define standard of care in PH-ILD  Mosliciguat will potentially represent the first non-treprostinil treatment option for PH-ILD patients  Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.  For investor audiences only

 Q&A

 145  Genevant & Arbutus LNP Litigation  Lindsay Androski  Special Counsel, Genevant  CEO, Arbutus  Matt Gline  CEO, Roivant

 146  We believe that both the Moderna COVID-19 vaccine (SPIKEVAX) and Pfizer/BioNTech’s COVID-19 vaccine (COMIRNATY) infringe multiple Genevant/Arbutus LNP patents  In the ex-US Moderna litigation, initial court hearings and rulings are expected in 2026  Markman rulings (claim construction) have been issued in both US cases – viewed by Genevant generally to be favorable   Global COVID-19 vaccine sales since launch have been ~$145BN between Moderna and Pfizer/BioNTech  In the US Moderna litigation, a jury trial has been scheduled for March 2026. Awaiting court scheduling in the Pfizer/BioNTech litigation  Key Takeaways: LNP Litigation  For investor audiences only  Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward-looking statements

Genevant and Arbutus Corporate History

2000

Ian MacLachlan co-founded Protiva, which became a pioneer in LNP technology

2006

Protiva and Alnylam (an RNAi developer) published a landmark study in Nature demonstrating the first effective gene silencing in monkeys, using Protiva's LNP technology

2008

Protiva acquired Tekmira, another company working on LNP technology

2015

Roivant set out to assemble a leading global HBV company by merging OnCore Biopharma with Protiva/Tekmira to form Arbutus Biopharma

2018

Roivant and Arbutus launched Genevant as a joint venture to focus on Arbutus' LNP and ligand conjugate delivery technologies, with Arbutus' focus remaining on HBV therapeutics

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For investor audiences only

 148  A Leading Nucleic Acid Delivery Company  Industry-leading LNP delivery capabilities and IP portfolio  Selective collaboration business model, partnering with payload companies to develop innovative nucleic acid medicines  The first LNP technology to be part of an FDA-approved RNA product, Alnylam’s Onpattro® developed under LNP license from Arbutus

 Some of the US patents licensed by Genevant from Arbutus include:  Moderna previously sought to invalidate two of the particle composition patents referenced above with IPR challenges but was largely unsuccessful  Litigation is ongoing against Moderna in the US and certain other jurisdictions and against Pfizer/BioNTech in the US to seek appropriate compensation for the unauthorized use of Genevant’s/Arbutus’s patented technology   149  Genevant/Arbutus IP Portfolio and Pending Litigation  Subject Matter  US Patent No.  Expiration Date  Particle Composition   8,058,069  April 2029  8,492,359  April 2029  8,822,668  April 2029  9,364,435  April 2029  11,141,378  April 2029  mRNA-LNP Compositions  9,504,651  July 2023  Manufacturing Methods  11,298,320  June 2023  11,318,098  June 2023

mRNA COVID-19 Vaccines from Moderna and Pfizer/BioNTech Have Generated Over $145BN in Revenue


MRNA and PFE/BNTX COVID-19 Vaccine Sales ($ BNs)
$14
$33
$22
$76
SpikeVax US
SpikeVax Ex-US
Comirnaty US
Comirnaty Ex-US

- **Total SpikeVax Sales account for ~1/3 of mRNA vaccine sales to date; Comirnaty sales account for remaining ~2/3**
- **US SpikeVax Sales make up ~10% of global COVID-mRNA vaccine sales to date**
- **Genevant/ABUS continue to pursue recovery against Pfizer and BioNTech in the US, as well as against Moderna in the US and in several other major markets**

Revenue as of 9/30/2025
Data and sales calculated from Evaluate and company docs from MRNA, PFE, and BNTX

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150
For investor audiences only

 Moderna Case

 152  In February 2022, Genevant and Arbutus Jointly Filed a Complaint Against Moderna Asserting Patent Infringement on Patents Related to LNP Technology  Case filed in the US District Court for the District of Delaware asserting infringement of six patents  Genevant and Arbutus did not seek an injunction or otherwise to impede the sale, manufacture, or distribution of Moderna’s COVID-19 vaccine, given the unprecedented global emergency  We recognize the important work of Moderna that helped lead to a lifesaving vaccine in record time  That success was built on, and made possible by, the substantial advances and contributions of Arbutus and Genevant scientists, which Moderna utilized extensively well before COVID-19  The filing of this lawsuit was necessary because Moderna did not pursue and obtain a license to Genevant’s LNP technology for COVID-19

 153  Moderna Patent Litigation Timeline: Years in the Making  Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward-looking statements  Early  2023  The U.S. DOJ filed a Statement of Interest in support of MRNA; Court reaffirmed Nov 2022 decision   Feb  2022  Genevant and Arbutus jointly filed a complaint against MRNA  2025  Initiated international proceedings against MRNA; discovery and summary judgment briefing concluded in US.  Jan 2026  Pretrial submissions due  Early 2024  Court issued a Markman ruling construing disputed patent terms  Nov  2022  Court denied MRNA’s partial motion to dismiss based on Section 1498 (which would shift liability to U.S. taxpayers)  March 2026  Jury trial scheduled (~2 weeks)  2026  First international hearings in ex-US cases

Summary Judgment Motions Filed in US Moderna Case

Genevant and Arbutus Filed 5 Motions for Summary Judgment

1. Moderna cannot relitigate obviousness arguments against the Lipid Composition Patents (the ’359, ’435, and ’378 patents) already raised in its unsuccessful IPRs and appeals.
2. Moderna cannot argue at trial that the Asserted Patents are invalid because they do not enable someone in the art to practice the inventions without undue experimentation.
3. Arbutus and Genevant did not derive the invention disclosed in the ’651 patent from a much later Moderna invention.
4. 28 U.S.C. § 1498 does not apply (cross motion).
5. Moderna’s indefiniteness arguments fail as a matter of law (cross motion).

Moderna Filed 3 Motions for Summary Judgment

1. 28 U.S.C. § 1498 requires Arbutus and Genevant to recover damages for infringement under one government contract from the U.S. government, not Moderna.
2. Plaintiffs’ claims under the doctrine of equivalents are barred by amendments and arguments made to the PTO during patent prosecution, and Arbutus and Genevant should be able to recover for literal infringement only.
3. The asserted claims of the ’651 patent are invalid for indefiniteness with respect to the Court’s construction of the term “fully encapsulated.”

Patents Remaining to Be Litigated at Trial (Following Judge’s Order on Claim Narrowing)

Subject Matter	US Patent No.
Particle Composition	8,492,359
	9,364,435
	11,141,378
mRNA-LNP Compositions	9,504,651

roivant
investor day 2025

Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward-looking statements

154

For investor audiences only

 155  Moderna’s Motions to Exclude Genevant/Arbutus’ Expert Testimony  Damages methodologies  Opinions regarding willful infringement  Fractionation testing  Opinions regarding infringement  Opinions regarding applicability of Section 1498  Genevant/Arbutus’ Motions to Exclude Moderna’s Expert Testimony   Damages methodologies  Certain opinions regarding Infringement, Doctrine of Equivalents, Written Description and Enablement  Opinions regarding obviousness  Daubert Motions: Judge to Decide Admissibility of Certain Expert Testimony

 Key Upcoming Milestones in US Litigation  Judge to rule on summary judgment motions, including decision on § 1498, before the jury trial in March  Judge will rule on Daubert motions, which could narrow the expert testimony allowed to be presented on both sides or impact presentations on damages, infringement, willful infringement, and invalidity  A jury trial is currently scheduled to start on March 9, 2026, in the U.S. District Court of Delaware. Jury selection will occur that day  Genevant and Arbutus first, and Moderna second, will present their cases over the course of ~2 weeks  Jury will deliberate, and parties will remain in Delaware until the jury issues their verdict  Jury Trial  Summary Judgement/Daubert Motions  Any jury verdict is expected to be appealed  Post-trial motions entertained by trial court in period after trial   An appeal could take an additional 18-24 months   If the jury rules favorably for Genevant/Arbutus, to obtain a stay of execution of judgment pending appeal, Moderna would likely need to obtain a bond or post cash collateral with the court within 30 days  After the Trial  156  Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward-looking statements

 157  Overview of International Infringement Litigation; Accounts for Significant Portion of Ex-US SpikeVax Revenue  All ex-US jurisdictions with cases pending bifurcate liability from damages and, with success in liability phase, typically issue injunction preventing future sales; many award damages based on profits rather than reasonable royalty  Initial Hearings Expected in 2026  Initial Hearings Expected in 2027   UPC  Japan  Switzerland  Canada  Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward-looking statements

 Pfizer Case

 159  Pfizer/BioNTech Litigation Timeline to Date  Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward-looking statements  Awaiting Court scheduling on future deadlines  TBD  The Court held a Markman hearing to construe disputed terms within the claims of the asserted patents  Dec 2024  Now  Fact discovery is currently ongoing  BioNTech license agreement to Genevant LNP Technology for certain targets (non-COVID)  2018  The Court issued its ruling and construed disputed claim terms in a manner that Genevant considers generally favorable  Sep 2025  Genevant/ABUS jointly filed a complaint against Pfizer/BioNTech in the US District Court for the District of New Jersey asserting infringement of five patents  Apr 2023

 Publicly Available Evidence Supports the Initial Filing of Our Case  Publicly Available Evidence Supporting the Case1  BioNTech had license to Genevant LNP Technology for use for specific cancer and rare liver disease targets dating back to 2018; contract described Genevant’s platform as “the best lipid nanoparticle technology”  FDA EUA filing indicated that Pfizer/BioNTech’s mRNA-vaccine infringes on Genevant and Arbutus lipid composition patents ‘651, ‘359 and ‘378  CNN report covering Pfizer’s manufacturing process confirmed infringement of Genevant and Arbutus manufacturing patents ‘320 and ‘098  160  “T-Mixer” used to create LNP; Arbutus/Genevant ‘320 patent  Note: Case 3:23-cv-01876-ZNQ-TJB, Document 1; COMPLAINT FOR PATENT INFRINGEMENT (2022)

 161  In Summary: LNP Litigation  We believe both Moderna’s and Pfizer/BioNTech’s COVID-19 vaccines infringe multiple Genevant/Arbutus patents  Trial/hearings in both the US and the ex-US litigation against Moderna expected in 2026  Awaiting court scheduling in the Pfizer/BioNTech litigation  Markman decisions in both cases viewed by Genevant generally to be favorable  For investor audiences only  Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward-looking statements

 Richard Pulik  CFO, Roivant  162  Financial Outlook

 163  Our Portfolio Supports Wave of Approvals in Untapped High-Value Growth Markets With $15BN+ Peak Revenue Potential  Represents non-probability adjusted peak sales across all announced indications. Graph is an approximate illustration of peak sales opportunity and is not drawn to scale   time  $ in billions  Potential for growth across all programs  Mosliciguat  1 announced indication  IMVT-1402  6 announced indications  Brepocitinib  3 announced indications

 164  Roivant Capitalized to Profitability With $4.4BN Cash Balance to Advance Current Priorities and Fund Selective Capital Allocation Opportunities1  1. Cash, cash equivalents, restricted cash, and marketable securities as of September 30, 2025  Invest in Current Pipeline & Launches  10+ disclosed indications in mid-late-stage development  Invest in New Opportunities  ~$2BN available for late-stage development and high value creation opportunities  Return Excess Capital to Shareholders  $1.5BN buyback completed and additional $500M authorized  +  +  Roivant-Led Immunovant Financing Generated Gross Proceeds to Immunovant of Approximately $550M, Extending Immunovant’s Cash Runway to the Launch of IMVT-1402 in Graves’ Disease

Selected Financial Metrics and Non-GAAP Modeling Assumptions

Last 12 months, ending September 30, 2025

in $ millions, unaudited	GAAP[1]	Non-GAAP[1]
Roivant Consolidated		
Net Revenue	**$20**	**$20**
R&D	$604	$560
G&A	$566	$278
Total OpEx	**$1,171**	**$839**
Interest Income	$210	$210
Immunovant		
R&D	$404	$375
G&A	$83	$56
Total OpEx	**$487**	**$431**
Interest Income	$23	$23

Modeling Assumptions[2]

	Fiscal year ending March 31,		
	2026	**2027**	**2028**
R&D (non-GAAP)	low-mid $600M range		
SG&A (non-GAAP)	Low-mid $300M range		Low-mid $400M range

- Brepocitinib DM launch expected early CY 2027 and NIU launch early CY 2028
- First IMVT-1402 launch expected in CY 2028
- Non-GAAP R&D guidance assumes upcoming proof-of-concept study readouts support investment in registrational studies
- Non-GAAP SG&A guidance assumes ramp for brepocitinib launch costs
- Interest income expected to decline over time
- $4BN+[3] consolidated cash balance supports current pipeline to profitability

Notes :

(1) This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Additional information regarding non-GAAP financial measures can be found on pages 166-167. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP, have no standardized meaning prescribed by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Roivant consolidated figures include 100% of IMVT results below.

(2) This forward-looking analysis is based on non-GAAP metrics. Roivant does not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP measure due to the inherent difficulty in accurately forecasting certain amounts, particularly share-based compensation expense, that are necessary to develop meaningful comparable GAAP financial measures. These amounts could have a material impact on GAAP reported results for the guidance period. Please see page 2 for further information regarding forward-looking statements and non-GAAP financial information.

(3) Consolidated cash, cash equivalents, restricted cash, and marketable securities as of September 30, 2025. Does not include non-ROIV gross proceeds from Immunovant's December 2025 offering.

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165
For investor audiences only

 Non-GAAP Disclosures  (1) Represents non-cash share-based compensation expense.  (2) Represents non-cash depreciation and amortization expense.  Notes to non-GAAP financial measures:   Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited, in millions)  166           Last 12 Months Actual     Note     September 30, 2025     Total Roivant              Total operating expenses         $ 1,171     Adjustments:              Research and development:        Share-based compensation  (1)      41      Depreciation and amortization  (2)      3      General and administrative:        Share-based compensation  (1)      285      Depreciation and amortization  (2)      3      Adjusted total operating expenses   (Non-GAAP)   $ 839               Last 12 Months Actual     Note     September 30, 2025     Total Immunovant           Total operating expenses        $ 487      Adjustments:              Research and development:        Share-based compensation  (1)      29      General and administrative:        Share-based compensation  (1)      27      Adjusted total operating expenses   (Non-GAAP)   $ 431

 167  Non-GAAP Disclosures  Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited, in millions)           Last 12 Months Actual     Note     September 30, 2025     Total Roivant           Research and development expenses     $ 604      Adjustments        Share-based compensation  (1)     41     Depreciation and amortization  (2)     3     Adjusted research and development expenses (Non-GAAP)  $ 560              Last 12 Months Actual     Note     September 30, 2025     Immunovant           Research and development expenses     $ 404      Adjustments        Share-based compensation  (1)     29     Adjusted research and development expenses (Non-GAAP)  $ 375              Last 12 Months Actual     Note     September 30, 2025     Total Roivant           General and administrative expenses     $ 566      Adjustments        Share-based compensation  (1)     285     Depreciation and amortization  (2)     3     Adjusted research and development expenses (Non-GAAP)  $ 278              Last 12 Months Actual     Note     September 30, 2025     Immunovant           General and administrative expenses     $ 83      Adjustments        Share-based compensation  (1)     27     Adjusted research and development expenses (Non-GAAP)  $ 56     (1) Represents non-cash share-based compensation expense.  (2) Represents non-cash depreciation and amortization expense.  Notes to non-GAAP financial measures:

 Matt Gline  CEO, Roivant  168  Closing Remarks

 169  Keys to Our Success in 2026 and Beyond  Well-capitalized  Funded through profitability  Unique and creative development programs for high quality molecules  Purposeful indication selection across pipeline programs  Ability to successfully commercialize drugs in non-mass-market indications  Preparing for brepocitinib launch in DM, and others to follow  Reinvesting capital into next generation of pipeline  ~$2BN reserved for opportunistic pipeline expansion

2026: Another Catalyst-Rich Year for Roivant

- Brepocitinib DM NDA filing planned for early 2026
- Brepocitinib NIU Ph3 topline data in 2H 2026
- Mosliciguat PH-ILD Ph2b topline data in 2H 2026
- IMVT-1402 D2T RA potentially registrational topline data in 2026
- Topline data in PoC studies for brepocitinib in CS in 1H 2026 and IMVT-1402 in CLE in 2026
- LNP litigation jury trial in US Moderna case in 1Q 2026

Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years

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170

For investor audiences only

 171  Roivant’s Priorities for the Next 12 Months…   Prepare for brepocitinib launch  Progress IMVT-1402 development across multiple pivotal studies  Convert multiple PoC studies across 3 products into pivotal programs  Execute on LNP litigation  Add to existing pipeline  For investor audiences only

 172  … To Fully Capitalize on an Exciting Next Decade  Represents non-probability adjusted peak sales across all announced indications. Graph is an approximate illustration of peak sales opportunity and is not drawn to scale   time  $ in billions  Potential for growth across all programs  Mosliciguat  1 announced indication  IMVT-1402  6 announced indications  Brepocitinib  3 announced indications

Rich Catalyst Calendar Over the Next 36 Months

Pivotal / Potentially Registrational / Launch

Early 2026
NDA filing in DM

1H 2026
Topline data in TED*

2H 2026
Topline data in NIU

2026
Topline data in D2T RA

Early 2027
DM Launch

2027
Topline data in GD
Topline data in MG

Early 2028
NIU Launch

2028
Topline data in SjD
Topline data in CIDP
GD Launch

2026 | 2027 | 2028

1Q 2026
Jury trial in US MRNA case

1H 2026
Topline data in CS

2H 2026
Topline data in PH-ILD

2026
Initial results in CLE
First hearings in ex-US MRNA cases

2027+
Future POC study readouts in undisclosed indications and future BD

Proof of Concept / Other

KEY	
FcRn franchise	mosliciguat
brepocitinib	LNP litigation

roivant investor day 2025

Note: All drugs are investigational and subject to regulatory approvals. All catalyst timings are approximate, based on current expectations and, where applicable, contingent on FDA feedback, and may be subject to change. All references are to calendar years.
*Immunovant continues to expect the first of the two batoclimab Phase 3 TED studies to read out before the end of calendar year 2025. However, due to evolving competitive dynamics, Immunovant anticipates sharing topline results from both TED studies concurrently in the first half of calendar year 2026

173

For investor audiences only

 Appendix

 Selected Study Designs

 177  Positive topline results announced in September 2025  Note: Additional inclusion and exclusion criteria not listed on slide  Note: Additional primary and secondary endpoint details not listed on slide  DM: dermatomyositis; QD: daily; OCS: oral corticosteroids; CDASI: Cutaneous Dermatomyositis Disease Area and Severity Index; DMOMS: Dermatomyositis Outcomes for Muscle and Skin  N = 241  Adults with active DM with both muscle and skin disease  1:1:1 Randomization  Placebo  Brepocitinib 30 mg QD  Brepocitinib 15 mg QD   : Single Phase 3 Study for Brepocitinib in Dermatomyositis   Primary Endpoint:   Mean Total Improvement Score (TIS) at Week 52  Secondary Endpoints:   CDASI Activity Score  DMOMS  TIS ≥ 40  TIS ≥ 60  52  Week  0  Steroid taper: Mandatory OCS taper to ≤5 mg/day from week 12 to 36; recommended further tapering at investigator discretion

CLARITY: Phase 3 Study for Brepocitinib in Non-Infectious Uveitis

Two identical sub-studies, CLARITY-1 and CLARITY-2, under a single protocol

Week 0 — 48

N = 371
CLARITY-1 N = 180
CLARITY-2 N = 191

Adults with active non-infectious intermediate-, posterior-, or panuveitis

1:1 Randomization

Brepocitinib 45 mg QD

Placebo

Primary Endpoint:
Time to Treatment Failure

Secondary Endpoints:
Include measurements related to
- Macular edema/CST
- Retinal vascular leakage as measured through WFFA
- Functional vision

Steroid burst and taper: 60 mg/day OCS burst for 14 days; forced taper to 0 mg/day by Week 8 (identical to Phase 2 study)

Note: Additional inclusion and exclusion criteria not listed on slide
Note: Additional primary and secondary endpoint details not listed on slide
QD: daily; OCS: oral corticosteroids; CST: central subfield thickness; WFFA: wide-field fluorescein angiography
References are to calendar years

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178

For investor audiences only

 179  BEACON: Phase 2 Study for Brepocitinib in Cutaneous Sarcoidosis  Note: Additional inclusion and exclusion criteria not listed on slide  Note: Additional primary and secondary endpoint details not listed on slide  CS: cutaneous sarcoidosis; QD: daily; CFB: change from baseline; CSAMI: Cutaneous Sarcoidosis Activity and Morphology Instrument   References are to calendar years  N = 31  Adults with CS  Placebo  Brepocitinib 45 mg QD  Brepocitinib 15 mg QD  Primary Efficacy Endpoint:   CFB in CSAMI Score at Week 16 for 45 mg brepocitinib  3:2:2 Randomization  16  Week  0

FORWARD: Potentially Registrational Study for IMVT-1402 in Graves' Disease

N = 240

Adults with anti-TSHR-Ab GD who are hyperthyroid per suppressed TSH despite being on ATDs



Week
0
26
52
1:1:1 Randomization
IMVT-1402 600 mg QW SC
IMVT-1402 600 mg QW SC
IMVT-1402 600 mg QW SC*
Placebo*
Placebo

Primary Endpoint:
- Proportion of Euthyroid Patients Stopping ATDs at Week 26

Secondary Endpoints:
- % of patients with T3 and FT4 ≤ ULN and are off ATD

Note: Additional inclusion and exclusion criteria not listed on slide
Note: Additional primary and secondary endpoint details not listed on slide
Note: Throughout the study, ATD titration occurs to lowest effective dose (including 0 mg/day) to maintain euthyroidism
*Dosage split for the middle group at Week 26 is determined by TRAb response: TRAb responders switch from 600 mg of IMVT-1402 to placebo, while non-responders stay on the 600 mg regimen
1. Euthyroid = T3/T4 and TSH within normal limits
Anti-TSHR-Ab: anti-TSHR antibody; GD: Graves' disease; TSH: thyroid-stimulating hormone; ATD: antithyroid drugs; QW: weekly; SC: subcutaneous; T3: triiodothyronine; FT4: free thyroxine; ULN: upper limit of normal

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180

For investor audiences only

FORWARD II: Potentially Registrational Study for IMVT-1402 in Graves' Disease

N = 210

Adults with anti-TSHR-Ab GD who are hyperthyroid per suppressed TSH despite being on ATDs

1:1:1 Randomization

Week	0	26
IMVT-1402 600 mg QW SC		
IMVT-1402 300 mg QW SC		
Placebo		

Primary Endpoint:
- Proportion of 600 mg Patients who are Euthyroid and Stopping ATDs at Week 26

Secondary Endpoints:
- % of patients with T3 and FT4 ≤ ULN and are off ATD

Note: Additional inclusion and exclusion criteria not listed on slide
Note: Additional primary and secondary endpoint details not listed on slide
Note: Throughout the study, ATD titration occurs to lowest effective dose (including 0 mg/day) to maintain euthyroidism
1. Euthyroid = T3/T4 and TSH within normal limits
Anti-TSHR-Ab: anti-TSHR antibody; GD: Graves' disease; TSH: thyroid-stimulating hormone; ATD: antithyroid drugs; QW: weekly; SC: subcutaneous; T3: triiodothyronine; FT4: free thyroxine; ULN: upper limit of normal

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For investor audiences only

 182   : Potentially Registrational Study for IMVT-1402 in Myasthenia Gravis   Note: Additional inclusion and exclusion criteria not listed on slide  Note: Additional primary and secondary endpoint details not listed on slide  Note: Long-Term Extension (LTE) study starts at Week 26  AChR Ab+: acetylcholine receptor antibody-positive; MuSK+: muscle-specific tyrosine kinase antibody-positive; LRP4+: low-density lipoprotein receptor-related protein 4 antibody-positive; MG: myasthenia gravis; QW: weekly; SC: subcutaneous injection; MG-ADL: Myasthenia Gravis Activities of Daily Living scale; QMG: Quantitative Myasthenia Gravis Score  N = 231  Adults with mild to severe AChR Ab+, MuSK+, or LRP4+ MG   12  26  IMVT-1402 600 mg QW SC  Placebo  IMVT-1402 600 mg QW SC  IMVT-1402 300 mg QW SC  Week  0  Primary Endpoint:   Change in MG-ADL from Baseline at Week 12  Secondary Endpoints:  Change in QMG Score from Baseline  1:1:1 Randomization

Explore: Potentially Registrational Study for IMVT-1402 in Difficult-to-Treat Rheumatoid Arthritis

N = 120

Adults with active ACPA+ RA who have responded inadequately to at least 2 classes of b/tsDMARDs


Week
0
16
28
IMVT-1402 600 mg QW SC
1:1:1 Randomization[1]
IMVT-1402 600 mg QW SC
IMVT-1402 300 mg QW SC
Placebo

Primary Endpoint:
- Proportion of Participants who Achieve ACR20 Response at Week 28[2]

Secondary Endpoints:
- Change in CDAI score
- Change in SDAI score

Note: Additional inclusion and exclusion criteria not listed on slide
Note: Additional primary and secondary endpoint details not listed on slide
1. 1:1:1 randomization of patients meeting ACR20 criteria at Week 14 & Week 16
2. Only includes participants who achieve ACR20 response at Week 14 & Week 16
APCA: anti-citrullinated protein antibody; RA: rheumatoid arthritis; bDMARDs: biologic disease-modifying anti-rheumatic drugs; tsDMARDs: targeted synthetic disease-modifying anti-rheumatic drugs; QW: Weekly; SC: Subcutaneous; ACR20: American College of Rheumatology 20; CDAI: Clinical Disease Activity Index; SDAI: Simplified Disease Activity Index

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For investor audiences only

 184  Note: Additional inclusion and exclusion criteria not listed on slide  Note: Additional primary and secondary endpoint details not listed on slide  *Only clinESSDAI responders (improvement of ≥ 4 points from baseline) continue through period 2  anti-SSA: anti-Sjögren’s-syndrome-related antigen A antibody; SjD: Sjögren’s disease; QW: weekly; SC: subcutaneous; CFB: change from baseline; clinESSDAI: clinical European League Against Rheumatism Sjögren’s Syndrome Disease Activity Index; PhGA: Physician General Assessment of Disease Activity   IMVT-1402 600 mg QW SC  IMVT-1402 300 mg QW SC  Placebo  N = 180  Adults with moderate to severe anti-SSA/Ro-Ab+ SjD  48  Week  0  Primary Endpoint:   CFB in clinESSDAi Score at Week 24  Secondary Endpoints:  CFB in PhGA Score  1:1:1 Randomization   : First Potentially Registrational Study for IMVT-1402 in Sjögren’s Disease   24

 185  Note: Additional inclusion and exclusion criteria not listed on slide  Note: Additional primary and secondary endpoint details not listed on slide  Note: Simplified study design without washout period and flare requirement prior to randomization based on experience in the batoclimab CIDP study in identifying patients with active disease  CIDP: chronic inflammatory demyelinating polyneuropathy; QW, once weekly; SC subcutaneous; aINCAT: Adjusted Inflammatory Neuropathy Cause and Treatment disability score; CFB: change from baseline; I-RODS: Inflammatory Rash-Built Overall Disability Scale; MRC-SS: Medical Research Council Sum Score  N = 162  Adults with active CIDP  Placebo  IMVT-1402 600 mg Qw SC  24  Week  0  Primary Endpoint:   Proportion of Patients Remaining Relapse Free (aINCAT) at Week 24  Secondary Endpoints:  CFB in I-RODS  CFB in Mean Grip Strength  CFB in MRC-SS  2:1 Randomization   : Potentially Registrational Study for IMVT-1402 in Chronic Inflammatory Demyelinating Polyneuropathy

Proof-of-Concept Study for IMVT-1402 in Cutaneous Lupus Erythematosus


Week
0
12
26
52
N = 56
Adults with SCLE or CCLE, with or without SLE
2:1 Randomization
IMVT-1402 600 mg QW SC
Placebo
IMVT-1402 600 mg QW SC
IMVT-1402 600 mg QW SC
IMVT-1402 300 mg QW SC
Primary Endpoint:
• % CFB in CLASI-A score at Week 12

Note: Additional inclusion and exclusion criteria not listed on slide
Note: Additional primary and secondary endpoint details not listed on slide
Note: Simplified study design without washout period and flare requirement prior to randomization based on experience in the batoclimab CIDP study in identifying patients with active disease
SCLE: subacute cutaneous lupus erythematosus; CCLE: chronic cutaneous lupus erythematosus; SLE: systemic lupus erythematosus; QW: once weekly; SC: subcutaneous; CFB: change from baseline; CLASI-A: Cutaneous Lupus Area and Severity Score Index – Activity

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For investor audiences only

 187  GO and GO-2: Phase 3 Studies for Batoclimab in Thyroid Eye Disease  Anticipate sharing topline data from both trials in 1H 2026*  Note: Additional inclusion and exclusion criteria not listed on slide; additional primary and secondary endpoint details not listed on slide; participants that complete the active treatment phase may enter an open-label extension study, which will evaluate the response rate and durability of response over time  *Immunovant continues to expect the first of the two batoclimab Phase 3 TED studies to read out before the end of calendar year 2025. However, due to evolving competitive dynamics, Immunovant anticipates sharing topline results from both TED studies concurrently in the first half of calendar year 2026.  1. Responders defined as ≥ 2 mm reduction from baseline in proptosis in the study eye without deterioration (≥ 2 mm increase) in the fellow eye  TED: thyroid eye disease; anti-TSHR-Ab: anti-TSHR antibody; GD: Graves’ disease; QW: weekly; SC: subcutaneous injection; CFB: change from baseline; CAS: Clinical Activity Score  N = 200  Adults with active, moderate to severe TED and anti-TSHR-Ab+ GD  Batoclimab 680mg QW SC  Batoclimab 340mg QW SC  Placebo  Primary Endpoint:   Proptosis Responders at Week 241  Secondary Endpoints:  Mean CFB in CAS  Mean CFB in proptosis  2:1 Randomization  24  12  Week  0

 188   : Phase 2 Study of Mosliciguat in Pulmonary Hypertension Associated With Interstitial Lung Disease  Note: Additional inclusion and exclusion criteria not listed on slide  Note: Additional primary and secondary endpoint details not listed on slide  *Rapid uptitration to stable dose  PH-ILD: pulmonary hypertension associated with interstitial lung disease; CFB: change from baseline; PVR: pulmonary vascular resistance; 6MWD: Six-Minute Walk Distance; NT-proBNP: N-terminal pro-B-type natriuretic peptide; TTCW: time to clinical worsening  N ≈ 120  Adults with PH-ILD  Active Arm*  Placebo  Week  24  0  Primary Endpoint:   CFB in PVR at Week 16  Secondary Endpoints:   CFB in 6MWD   CFB in NT-proBNP  TTCW  2:1 Randomization  16

 Vant Financials Overview

 190  Priovant: Other Details  ROIV owns 73%1 of Priovant, with Pfizer owning 24%.   Ownership    Geographic   Rights    Intellectual Property    Milestones    Royalties    1. As of September 30, 2025. 65% on a fully diluted basis.  2. Includes potential patent term extension  We expect brepocitinib to have US exclusivity at least until 20392.    Priovant has commercial rights to brepocitinib in US and Japan.   Priovant is obligated to pay Pfizer mid tens-of-millions if sales exceed a mid hundreds-of-millions amount in Priovant territories. Pfizer is obligated to pay Priovant low tens-of-millions if sales exceed a mid hundreds-of-millions amount in non-Priovant territories.    Priovant is obligated to pay Pfizer tiered sub-teens royalties on annual sales in Priovant territories. Pfizer is obligated to pay Priovant tiered high single digits to sub-teens royalties on annual sales in non-Priovant territories.

Immunovant: Other Details

Ownership	Immunovant is publicly traded, with ROIV owning 55%[1]
Geographic Rights	Immunovant has global rights to batoclimab and IMVT-1402 outside of APAC[2]
Intellectual Property	We expect IMVT-1402 to have US exclusivity at least until 2043[3]
Milestones	Immunovant is obligated to pay HanAll future development and commercial milestone payments up to an aggregate $420M (of which $32.5M has been paid)
Royalties	Immunovant is obligated to pay HanAll tiered mid-single-digits to mid-teens royalty on net sales of batoclimab and IMVT-1402

1. As of September 30, 2025, 50% on a diluted basis
2. Immunovant has commercialization rights in U.S., Canada, Mexico, the E.U., the U.K., Switzerland, the Middle East, North Africa and Latin America
3. Not including any potential patent term extension

roivant investor day 2025

191

For investor audiences only

192  Pulmovant: Other Details  ROIV owns 98%1 of Pulmovant.  Ownership    Geographic   Rights    Intellectual Property    Milestones    Royalties    1. As of September 30, 2025. 91% on a fully diluted basis.  2. Includes potential patent term extension  We expect mosliciguat to have US exclusivity until the mid-2040s2.    Pulmovant holds worldwide commercial rights to mosliciguat.   Pulmovant is obligated to pay Bayer development, regulatory and net sales milestones, up to an aggregate $280M  Pulmovant is obligated to pay Bayer tiered high-single-digit royalties on annual net sales